UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21323
Eaton Vance Limited Duration Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
April 30
Date of Fiscal Year End
April 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report April 30, 2009

EATON VANCE LIMITED DURATION INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Limited Duration Income Fund as of April 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Payson F. Swaffield, CFA
Co-Portfolio Manager
Mark S. Venezia, CFA
Co-Portfolio Manager
Christine M. Johnston, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	Credit markets experienced unprecedented volatility during the year ending April 30, 2009. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which, in turn, caused the world economy to slip into recession. September 2008 brought a series of events that rattled the financial markets: the government bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. The 12-month period was a rollercoaster for the credit sectors of the bond market, with poor performance in the first eight months offset by a recovery in the final four months. U.S. Treasuries generally benefited from the flight to quality, turning in positive returns. For the year ending April 30, 2009, the total returns for the S&P/LSTA Leveraged Loan Index, the Merrill Lynch U.S. High Yield Index and the Barclays Capital U.S. Intermediate Government Bond Index were -13.43%, -14.69% and 6.65%, respectively.
•	In the high-yield and bank loan markets, there was little doubt that a recession would bring higher default rates, but it was difficult to reconcile trading levels with market fundamentals during November and December of 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. High-yield bonds and bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets.
•	During the final four months of the period, the market for bank loans began to recover, and cash was put to work in a sector with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. The high-yield market also benefited from the narrowing of spreads and a more optimistic outlook as the market rallied in 2009 amidst a more optimistic outlook for the economy that was triggered by the Obama administration’s stimulus programs. B- and CCC-rated issues, which were oversold by December 2008, had the best performance during the final four months of the period.
Management Discussion
•	The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its objective by investing primarily in two distinct investment categories: 1) U.S. government agency mortgage-backed securities (MBS); 2) investments rated below investment-grade, which include (but are not limited to) senior, secured loans and high-yield bonds. As of April 30, 2009, the Fund was 34.8% invested in senior, secured loans; 36.2% invested in seasoned U.S. government agency MBS; and 27.9% invested in high-yield corporate bonds.
Eaton Vance Limited Duration Income Fund
Total Return Performance 4/30/08 – 4/30/09

NYSE Amex Symbol		EVV

At Net Asset Value (NAV)[1]		-10.71%
At Share Price[1]		-14.85

Premium/(Discount) to NAV (4/30/09)		-10.65%
Total Distributions per common share		$1.37
Distribution Rate[2]	At NAV	10.03%
	At Share Price	11.22%
Please refer to page 3 for additional performance information.

[1]	Performance results reflect the effect of leverage.

[2]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Limited Duration Income Fund as of April 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Michael W. Weilheimer, CFA
Co-Portfolio Manager
Scott H. Page, CFA
Co-Portfolio Manager
•	Across the Fund’s primary investment sector allocations, the negative returns of senior, secured loans and high-yield corporate bonds were the main drivers of the Fund’s performance. Within the bank loan sector, investments were broadly diversified across both issuer and industry. The Fund’s bank loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion. For the year ended April 30, 2009 the Fund’s bank loan investments slightly outperformed the S&P/LSTA Leveraged Loan Index (the Index) and is attributed to a modest overweight in the cable television and business services industries, both of which outperformed the Index, and an underweight in the automotive sector, which underperformed the Index.
•	In November and December of 2008, the relative performance of the Fund’s high-yield bond investments was hurt by a lower allocation in BB-rated bonds relative to the Merrill Lynch U.S. High Yield Index, as BB-rated issues outperformed in the difficult market environment. During the high-yield market’s recovery in 2009, however, the Fund’s emphasis on B-rated bonds benefited performance. Many of these companies navigated the tumultuous economic environment better than had been expected. During the period, security selection in the technology, broadcasting and media industries benefited performance. In addition, an underweight to the poor-performing utilities industry was helpful. High-yield bond positions in the gaming, hotels and leisure and banking industries detracted from performance.
•	The Fund’s MBS investments generated positive returns for the year. Similar to other U.S. credit markets, yield spreads over U.S. Treasuries for seasoned U.S. agency MBS widened during the first half of the year ending April 30, 2009, but narrowed considerably in the second half. MBS yield spreads benefited from the Federal Reserve’s purchases of MBS in the secondary market — designed to sustain lower mortgage rates and support the housing market — which began in January 2009. MBS returns were also boosted by falling U.S. Treasury yields amidst a global flight to quality.

•	Within the MBS sector, the focus remained on seasoned, fixed-rate, U.S. government agency MBS. The underlying mortgages within the Fund’s seasoned MBS investments were typically originated more than 10 years ago; therefore, the homeowners have generally built up equity in their homes over time. As a result, these mortgages have relatively low loan-to-value ratios, in addition to the securities being backed by U.S. government agencies. Despite general credit issues in the market, management believes that the underlying credit quality of this segment remains relatively high.
Susan Schiff, CFA
Co-Portfolio Manager
Catherine C. McDermott
Co-Portfolio Manager
•	As of April 30, 2009, the Fund employed leverage of 37.8% of total assets — 11.4% auction pre- ferred shares (APS)[1] and 26.4% borrowings. Use of leverage creates an opportunity for income, but at the same time creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[1]	APS percentage represents the liquidation value of the Fund’s APS outstanding at 4/30/09 as a percentage of the Fund’s net assets applicable to common shares plus APS and borrowings outstanding.

Eaton Vance Limited Duration Income Fund as of April 30, 2009
FUND PERFORMANCE
Fund Performance1

NYSE Amex Symbol	EVV

Average Annual Total Returns (by share price, NYSE Amex)

One Year	–14.85%
Five Years	0.77
Life of Fund (5/30/03)	0.67

Average Annual Total Returns (at net asset value)

One Year	–10.71%
Five Years	1.66
Life of Fund (5/30/03)	2.60

[1]	Performance results reflect the effect of leverage.
Portfolio Composition
Fund Allocations2
By net investments

[2]	Fund allocations are shown as a percentage of the Fund’s net investments, which represented 158.4% of the Fund’s net assets as of 4/30/09. Fund allocations may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 55.0%(1)

Principal
Amount*		Borrower/Tranche Description	Value

Aerospace and Defense — 1.0%

ACTS Aero Technical Support & Service, Inc.
	897,140	Term Loan, 7.37%, Maturing October 5, 2014	$174,942
Atlantic Inertial Systems, Inc.
	1,266,231	Term Loan, 3.44%, Maturing July 20, 2014	1,164,933
AWAS Capital, Inc.
	444,703	Term Loan, 3.00%, Maturing March 22, 2013	315,739
	2,168,628	Term Loan - Second Lien, 7.25%, Maturing March 22, 2013	834,922
CACI International, Inc.
	331,891	Term Loan, 2.22%, Maturing May 3, 2011	319,860
Colt Defense, LLC
	976,450	Term Loan, 4.01%, Maturing July 9, 2014	878,805
DAE Aviation Holdings, Inc.
	574,468	Term Loan, 4.39%, Maturing July 31, 2014	338,936
	564,875	Term Loan, 4.79%, Maturing July 31, 2014	333,276
Evergreen International Aviation
	1,223,949	Term Loan, 9.00%, Maturing October 31, 2011	644,103
Hawker Beechcraft Acquisition
	3,570,126	Term Loan, 3.22%, Maturing March 26, 2014	1,868,365
	187,155	Term Loan, 3.22%, Maturing March 26, 2014	97,944
Hexcel Corp.
	1,555,447	Term Loan, 3.34%, Maturing March 1, 2012	1,431,011
IAP Worldwide Services, Inc.
	1,112,526	Term Loan, 8.25%, Maturing December 30, 2012(2)	639,703
TransDigm, Inc.
	2,075,000	Term Loan, 3.23%, Maturing June 23, 2013	1,910,728
Vought Aircraft Industries, Inc.
	1,609,546	Term Loan, 2.93%, Maturing December 17, 2011	1,273,553
	666,667	Term Loan, 3.01%, Maturing December 17, 2011	483,333
	496,475	Term Loan, 7.50%, Maturing December 22, 2011	417,867
Wesco Aircraft Hardware Corp.
	1,458,750	Term Loan, 2.68%, Maturing September 29, 2013	1,210,762

			$14,338,782

Air Transport — 0.3%

Airport Development and Investment, Ltd.
GBP	1,957,250	Term Loan - Second Lien, 5.54%, Maturing April 7, 2011	$1,226,950
Delta Air Lines, Inc.
	1,694,813	Term Loan - Second Lien, 3.74%, Maturing April 30, 2014	876,359
Northwest Airlines, Inc.
	2,803,525	DIP Loan, 2.46%, Maturing August 21, 2009	2,598,518

			$4,701,827

Automotive — 1.8%

Accuride Corp.
	2,337,795	Term Loan, 8.00%, Maturing January 31, 2012	$1,430,438
Adesa, Inc.
	4,905,207	Term Loan, 3.10%, Maturing October 18, 2013	4,115,469
Allison Transmission, Inc.
	5,111,669	Term Loan, 3.22%, Maturing September 30, 2014	3,690,339
Chrysler Financial
	1,862,337	Term Loan, 4.45%, Maturing August 1, 2014	1,383,450
Dayco Products, LLC
	2,283,263	Term Loan, 0.00%, Maturing June 21, 2011(6)	349,339
Delphi Corp.
	674,382	DIP Loan, 9.25%, Maturing June 30, 2009	574,068
Federal-Mogul Corp.
	1,827,401	Term Loan, 2.43%, Maturing December 27, 2014	1,044,665
	1,414,767	Term Loan, 2.39%, Maturing December 27, 2015	808,775
Ford Motor Co.
	3,270,136	Term Loan, 3.69%, Maturing December 15, 2013	2,071,334
General Motors Corp.
	4,343,904	Term Loan, 8.00%, Maturing November 29, 2013	2,856,117
Goodyear Tire & Rubber Co.
	4,450,000	Term Loan - Second Lien, 2.19%, Maturing April 30, 2010	3,738,797
Keystone Automotive Operations, Inc.
	1,114,460	Term Loan, 4.33%, Maturing January 12, 2012	465,287
LKQ Corp.
	1,294,429	Term Loan, 2.71%, Maturing October 12, 2014	1,155,278
TriMas Corp.
	314,063	Term Loan, 2.75%, Maturing August 2, 2011	269,309
	1,326,914	Term Loan, 3.09%, Maturing August 2, 2013	1,137,829
TRW Automotive, Inc.
	1,000,000	Term Loan, 2.00%, Maturing February 2, 2014	671,667
United Components, Inc.
	1,439,394	Term Loan, 3.50%, Maturing June 30, 2010	1,086,742

			$26,848,903

Beverage and Tobacco — 0.4%

Constellation Brands, Inc.
	1,057,432	Term Loan, 2.73%, Maturing June 5, 2013	$1,010,225
Culligan International Co.
	976,226	Term Loan, 3.00%, Maturing November 24, 2014	507,638
EUR	1,400,000	Term Loan - Second Lien, 6.25%, Maturing May 31, 2013	358,891
Liberator Midco Ltd.
GBP	377,481	Term Loan, 8.85%, Maturing October 27, 2016(2)	370,422
Southern Wine & Spirits of America, Inc.
	2,900,351	Term Loan, 2.72%, Maturing May 31, 2012	2,693,701

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*	Borrower/Tranche Description	Value

Beverage and Tobacco (continued)

Van Houtte, Inc.
866,772	Term Loan, 3.72%, Maturing July 11, 2014	$706,419
118,196	Term Loan, 3.72%, Maturing July 11, 2014	96,330

		$5,743,626

Brokers, Dealers and Investment Houses — 0.1%

AmeriTrade Holding Corp.
2,108,393	Term Loan, 1.95%, Maturing December 31, 2012	$2,000,338

		$2,000,338

Building and Development — 2.0%

AIMCO Properties, L.P.
2,668,750	Term Loan, 1.96%, Maturing March 23, 2011	$2,348,500
Beacon Sales Acquisition, Inc.
883,375	Term Loan, 3.13%, Maturing September 30, 2013	722,159
Brickman Group Holdings, Inc.
1,403,557	Term Loan, 2.43%, Maturing January 23, 2014	1,226,358
Building Materials Corp. of America
1,882,118	Term Loan, 3.25%, Maturing February 22, 2014	1,418,647
Capital Automotive (REIT)
3,046,644	Term Loan, 2.26%, Maturing December 16, 2010	2,003,168
Epco/Fantome, LLC
1,738,000	Term Loan, 3.06%, Maturing November 23, 2010	1,329,570
Forestar USA Real Estate Group, Inc.
1,974,563	Revolving Loan, 4.38%, Maturing December 1, 2010(3)	1,629,015
1,975,000	Term Loan, 4.44%, Maturing December 1, 2010	1,629,375
Hovstone Holdings, LLC
742,500	Term Loan, 5.50%, Maturing July 1, 2009(4)	298,708
LNR Property Corp.
3,256,000	Term Loan, 4.00%, Maturing July 3, 2011	1,738,704
Metroflag BP, LLC
700,000	Term Loan - Second Lien, 0.00%, Maturing July 2, 2009(6)	52,500
NCI Building Systems, Inc.
1,374,724	Term Loan, 1.95%, Maturing June 18, 2010	1,106,653
Panolam Industries Holdings, Inc.
1,345,288	Term Loan, 5.00%, Maturing September 30, 2012	773,541
Realogy Corp.
1,177,511	Term Loan, 3.41%, Maturing September 1, 2014	767,485
4,373,614	Term Loan, 4.18%, Maturing September 1, 2014	2,850,660
South Edge, LLC
287,500	Term Loan, 0.00%, Maturing October 31, 2009(6)	52,229
Standard Pacific Corp.
1,260,000	Term Loan, 3.00%, Maturing May 5, 2013	646,800
TRU 2005 RE Holding Co.
5,995,268	Term Loan, 3.51%, Maturing December 9, 2009	3,792,007
United Subcontractors, Inc.
1,016,033	Term Loan - Second Lien, 11.69%, Maturing June 27, 2013(2)(4)	67,058
WCI Communities, Inc.
3,747,152	Term Loan, 5.75%, Maturing December 23, 2010	1,672,167
Wintergames Acquisition ULC
3,396,233	Term Loan, 7.93%, Maturing October 22, 2013	2,292,457

		$28,417,761

Business Equipment and Services — 4.2%

Activant Solutions, Inc.
891,915	Term Loan, 2.94%, Maturing May 1, 2013	$612,449
Affiliated Computer Services
294,683	Term Loan, 2.44%, Maturing March 20, 2013	278,557
1,871,667	Term Loan, 2.46%, Maturing March 20, 2013	1,769,246
Affinion Group, Inc.
4,274,912	Term Loan, 3.73%, Maturing October 17, 2012	3,761,923
Allied Barton Security Service
1,119,801	Term Loan, 6.75%, Maturing February 21, 2015	1,052,613
Education Management, LLC
4,860,227	Term Loan, 3.00%, Maturing June 1, 2013	4,379,410
Euronet Worldwide, Inc.
1,849,807	Term Loan, 2.95%, Maturing April 4, 2012	1,637,080
Info USA, Inc.
330,306	Term Loan, 3.22%, Maturing February 14, 2012	266,722
Information Resources, Inc.
1,828,072	Term Loan, 3.00%, Maturing May 7, 2014	1,521,870
Intergraph Corp.
1,000,000	Term Loan, 3.26%, Maturing May 29, 2014	915,000
1,000,000	Term Loan - Second Lien, 6.74%, Maturing November 29, 2014	839,167
iPayment, Inc.
2,057,583	Term Loan, 2.89%, Maturing May 10, 2013	1,399,156
Kronos, Inc.
1,518,944	Term Loan, 3.47%, Maturing June 11, 2014	1,131,613
Language Line, Inc.
2,182,717	Term Loan, 4.47%, Maturing June 11, 2011	1,920,791
Mitchell International, Inc.
1,500,000	Term Loan - Second Lien, 6.50%, Maturing March 28, 2015	903,750
N.E.W. Holdings I, LLC
2,523,382	Term Loan, 3.47%, Maturing May 22, 2014	1,760,059
Protection One, Inc.
2,024,260	Term Loan, 2.68%, Maturing March 31, 2012	1,595,791

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Quantum Corp.
	325,000	Term Loan, 4.50%, Maturing July 12, 2014	$260,812
Quintiles Transnational Corp.
	1,209,479	Term Loan, 2.92%, Maturing March 31, 2013	1,106,673
	1,725,000	Term Loan - Second Lien, 4.43%, Maturing March 31, 2014	1,431,750
Sabre, Inc.
	6,636,484	Term Loan, 3.07%, Maturing September 30, 2014	3,694,863
Safenet, Inc.
	987,437	Term Loan, 2.96%, Maturing April 12, 2014	706,018
Serena Software, Inc.
	1,557,739	Term Loan, 2.92%, Maturing March 10, 2013	1,115,731
Sitel (Client Logic)
	1,707,489	Term Loan, 6.42%, Maturing January 29, 2014	1,067,181
Solera Holdings, LLC
EUR	1,087,338	Term Loan, 3.44%, Maturing May 15, 2014	1,251,631
SunGard Data Systems, Inc.
	13,343,272	Term Loan, 2.67%, Maturing February 11, 2013	12,044,157
TDS Investor Corp.
	1,778,654	Term Loan, 2.97%, Maturing August 23, 2013	1,200,097
	356,888	Term Loan, 3.47%, Maturing August 23, 2013	240,800
EUR	1,051,592	Term Loan, 3.78%, Maturing August 23, 2013	899,748
Transaction Network Services, Inc.
	798,337	Term Loan, 2.49%, Maturing May 4, 2012	753,764
U.S. Security Holdings, Inc.
	890,037	Term Loan, 2.95%, Maturing May 8, 2013	787,683
Valassis Communications, Inc.
	404,453	Term Loan, 2.18%, Maturing March 2, 2014	346,819
	1,762,348	Term Loan, 2.18%, Maturing March 2, 2014	1,511,213
VWR International, Inc.
	2,325,000	Term Loan, 2.93%, Maturing June 28, 2013	1,879,374
West Corp.
	6,653,218	Term Loan, 2.83%, Maturing October 24, 2013	5,632,135

			$61,675,646

Cable and Satellite Television — 4.3%

Atlantic Broadband Finance, LLC
	2,543,581	Term Loan, 3.47%, Maturing February 10, 2011	$2,308,300
Bragg Communications, Inc.
	1,590,726	Term Loan, 3.76%, Maturing August 31, 2014	1,487,328
Bresnan Broadband Holdings, LLC
	1,725,000	Term Loan, 3.05%, Maturing March 29, 2014	1,585,563
	1,550,000	Term Loan - Second Lien, 4.99%, Maturing March 29, 2014	1,240,000
Cequel Communications, LLC
	980,000	Term Loan, 2.48%, Maturing November 5, 2013	890,820
	2,175,000	Term Loan - Second Lien, 5.00%, Maturing May 5, 2014	1,743,885
	5,101,457	Term Loan - Second Lien, 6.49%, Maturing May 5, 2014(2)	4,199,774
Charter Communications Operating, Inc.
	14,836,155	Term Loan, 4.69%, Maturing April 28, 2013	12,555,096
CSC Holdings, Inc.
	2,698,216	Term Loan, 2.20%, Maturing March 29, 2013	2,503,440
CW Media Holdings, Inc.
	1,859,343	Term Loan, 4.47%, Maturing February 15, 2015	1,506,650
DirectTV Holdings, LLC
	1,817,731	Term Loan, 1.93%, Maturing April 13, 2013	1,733,868
Insight Midwest Holdings, LLC
	4,741,875	Term Loan, 2.50%, Maturing April 6, 2014	4,356,598
MCC Iowa, LLC
	1,145,000	Term Loan, 1.83%, Maturing March 31, 2010	1,113,513
	2,396,353	Term Loan, 2.08%, Maturing January 31, 2015	2,138,745
Mediacom Illinois, LLC
	4,729,878	Term Loan, 1.83%, Maturing January 31, 2015	4,233,241
NTL Investment Holdings, Ltd.
	2,901,650	Term Loan, 4.60%, Maturing March 30, 2012	2,713,043
ProSiebenSat.1 Media AG
EUR	821,651	Term Loan, 4.59%, Maturing March 2, 2015	176,658
EUR	48,181	Term Loan, 3.75%, Maturing June 26, 2015	40,776
EUR	1,187,219	Term Loan, 3.75%, Maturing June 26, 2015	1,004,757
EUR	821,651	Term Loan, 4.84%, Maturing March 2, 2016	176,658
UPC Broadband Holding B.V.
EUR	7,800,000	Term Loan, 3.14%, Maturing October 16, 2011	8,464,890
	2,800,000	Term Loan, 2.32%, Maturing December 31, 2014	2,593,500
YPSO Holding SA
EUR	2,480,685	Term Loan, 3.69%, Maturing July 28, 2014	2,199,070
EUR	957,340	Term Loan, 3.69%, Maturing July 28, 2014	848,660
EUR	1,561,975	Term Loan, 3.69%, Maturing July 28, 2014	1,384,655

			$63,199,488

Chemicals and Plastics — 3.0%

Arizona Chemical, Inc.
	1,390,293	Term Loan, 2.43%, Maturing February 28, 2013	$1,133,089
AZ Chem US, Inc.
	500,000	Term Loan - Second Lien, 5.93%, Maturing February 28, 2014	275,000

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Brenntag Holding GmbH and Co. KG
	490,909	Term Loan, 2.50%, Maturing December 23, 2013	$397,636
	2,009,091	Term Loan, 3.18%, Maturing December 23, 2013	1,627,364
	1,300,000	Term Loan - Second Lien, 5.50%, Maturing December 23, 2015	754,000
Celanese Holdings, LLC
EUR	1,960,000	Term Loan, 3.26%, Maturing April 6, 2011	2,275,600
	5,953,500	Term Loan, 2.94%, Maturing April 2, 2014	5,299,966
Cognis GmbH
EUR	1,084,426	Term Loan, 3.65%, Maturing September 15, 2013	1,076,103
EUR	265,574	Term Loan, 3.65%, Maturing September 15, 2013	261,427
Columbian Chemicals Acquisition
	857,300	Term Loan, 4.47%, Maturing March 16, 2013	535,813
First Chemical Holding
EUR	965,273	Term Loan, 4.56%, Maturing December 18, 2014	391,128
EUR	965,273	Term Loan, 5.06%, Maturing December 18, 2015	391,128
Foamex L.P.
	2,847,327	Term Loan, 0.00%, Maturing February 12, 2013(6)	820,978
Georgia Gulf Corp.
	862,713	Term Loan, 8.91%, Maturing October 3, 2013	557,888
Hexion Specialty Chemicals, Inc.
	4,875,000	Term Loan, 3.44%, Maturing May 5, 2013	2,461,875
	1,829,363	Term Loan, 3.50%, Maturing May 5, 2013	906,841
	397,390	Term Loan, 3.50%, Maturing May 5, 2013	196,992
Huish Detergents, Inc.
	1,252,688	Term Loan, 2.18%, Maturing April 26, 2014	1,114,892
Huntsman International, LLC
	3,464,646	Term Loan, 2.18%, Maturing August 16, 2012	2,875,657
INEOS Group
EUR	808,168	Term Loan, 6.21%, Maturing December 14, 2011	583,653
EUR	142,882	Term Loan, 6.21%, Maturing December 14, 2011	103,188
EUR	808,273	Term Loan, 6.71%, Maturing December 14, 2011	583,728
EUR	142,882	Term Loan, 6.71%, Maturing December 14, 2011	103,188
	232,956	Term Loan, 7.50%, Maturing December 14, 2013	125,020
	232,956	Term Loan, 8.00%, Maturing December 14, 2014	125,020
Innophos, Inc.
	181,250	Term Loan, 3.43%, Maturing August 10, 2010	170,828
ISP Chemco, Inc.
	1,950,188	Term Loan, 2.63%, Maturing June 4, 2014	1,775,890
Kranton Polymers, LLC
	3,087,747	Term Loan, 3.25%, Maturing May 12, 2013	2,102,756
Lucite International Group Holdings
	774,103	Term Loan, 2.68%, Maturing July 7, 2013	750,880
	274,125	Term Loan, 2.68%, Maturing July 7, 2013	265,901
MacDermid, Inc.
EUR	946,412	Term Loan, 3.21%, Maturing April 12, 2014	651,143
Millennium Inorganic Chemicals
	470,951	Term Loan, 3.47%, Maturing April 30, 2014	306,118
	1,375,000	Term Loan - Second Lien, 6.97%, Maturing October 31, 2014	831,875
Momentive Performance Material
	1,895,201	Term Loan, 2.69%, Maturing December 4, 2013	1,276,892
Nalco Co.
	4,432,589	Term Loan, 3.05%, Maturing November 4, 2010	4,389,651
Rockwood Specialties Group, Inc.
	3,605,175	Term Loan, 2.18%, Maturing December 10, 2012	3,252,383
Schoeller Arca Systems Holding
EUR	886,834	Term Loan, 5.82%, Maturing November 16, 2015	528,017
EUR	824,121	Term Loan, 5.82%, Maturing November 16, 2015	490,677
EUR	289,045	Term Loan, 5.82%, Maturing November 16, 2015	172,096
Solo Cup Co.
	1,533,019	Term Loan, 4.72%, Maturing February 27, 2011	1,440,080

			$43,382,361

Clothing/Textiles — 0.3%

Hanesbrands, Inc.
	1,563,121	Term Loan, 5.80%, Maturing September 5, 2013	$1,531,533
	1,125,000	Term Loan - Second Lien, 4.84%, Maturing March 5, 2014	1,018,125
St. John Knits International, Inc.
	1,176,185	Term Loan, 9.00%, Maturing March 23, 2012	793,925
The William Carter Co.
	1,149,890	Term Loan, 2.01%, Maturing July 14, 2012	1,092,395

			$4,435,978

Conglomerates — 1.3%

Amsted Industries, Inc.
	1,449,307	Term Loan, 3.15%, Maturing October 15, 2010	$1,326,116
Blount, Inc.
	373,351	Term Loan, 2.25%, Maturing August 9, 2010	346,283
Doncasters (Dunde HoldCo 4 Ltd.)
	608,184	Term Loan, 2.99%, Maturing July 13, 2015	355,788
	608,184	Term Loan, 3.49%, Maturing July 13, 2015	355,788
GBP	734,483	Term Loan - Second Lien, 5.48%, Maturing November 15, 2016	475,369
Jarden Corp.
	1,752,911	Term Loan, 2.97%, Maturing January 24, 2012	1,683,671
	968,161	Term Loan, 2.97%, Maturing January 24, 2012	929,918
Johnson Diversey, Inc.
	2,935,784	Term Loan, 3.18%, Maturing December 16, 2011	2,781,655

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Conglomerates (continued)

Polymer Group, Inc.
	3,874,418	Term Loan, 3.21%, Maturing November 22, 2012	$3,351,371
RBS Global, Inc.
	415,438	Term Loan, 2.44%, Maturing July 19, 2013	328,715
	2,681,967	Term Loan, 3.36%, Maturing July 19, 2013	2,135,516
RGIS Holdings, LLC
	1,828,699	Term Loan, 3.45%, Maturing April 30, 2014	1,368,476
	91,435	Term Loan, 3.72%, Maturing April 30, 2014	68,424
The Manitowoc Company, Inc.
	1,396,500	Term Loan, 6.50%, Maturing August 21, 2014	1,072,512
US Investigations Services, Inc.
	2,610,150	Term Loan, 3.98%, Maturing February 21, 2015	2,135,972
Vertrue, Inc.
	812,505	Term Loan, 4.22%, Maturing August 16, 2014	605,316

			$19,320,890

Containers and Glass Products — 1.8%

Berry Plastics Corp.
	4,598,594	Term Loan, 2.47%, Maturing April 3, 2015	$3,385,715
Consolidated Container Co.
	1,000,000	Term Loan - Second Lien, 5.93%, Maturing September 28, 2014	415,000
Crown Americas, Inc.
	679,000	Term Loan, 2.20%, Maturing November 15, 2012	654,386
Graham Packaging Holdings Co.
	5,114,888	Term Loan, 2.76%, Maturing October 7, 2011	4,631,818
Graphic Packaging International, Inc.
	7,311,160	Term Loan, 3.06%, Maturing May 16, 2014	6,640,968
JSG Acquisitions
EUR	180,907	Term Loan, 2.91%, Maturing December 31, 2014	189,924
EUR	217,564	Term Loan, 3.12%, Maturing December 31, 2014	228,408
EUR	1,300,764	Term Loan, 3.21%, Maturing December 31, 2014	1,365,598
EUR	1,300,764	Term Loan, 3.33%, Maturing December 31, 2014	1,365,598
Kranson Industries, Inc.
	1,095,687	Term Loan, 2.71%, Maturing July 31, 2013	947,769
Owens-Brockway Glass Container
	2,034,688	Term Loan, 1.95%, Maturing June 14, 2013	1,866,191
Smurfit-Stone Container Corp.
	1,811,334	Term Loan, 3.03%, Maturing November 1, 2009	1,421,897
	600,664	Term Loan, 3.27%, Maturing December 31, 2009	471,521
	235,743	Term Loan, 2.82%, Maturing November 1, 2011	183,408
	413,679	Term Loan, 2.82%, Maturing November 1, 2011	318,946
	779,718	Term Loan, 2.82%, Maturing November 1, 2011	606,620
	363,505	Term Loan, 4.50%, Maturing November 1, 2011	280,263
Tegrant Holding Corp.
	1,960,000	Term Loan, 4.47%, Maturing March 8, 2013	1,136,800

			$26,110,830

Cosmetics/Toiletries — 0.3%

American Safety Razor Co.
	1,000,000	Term Loan - Second Lien, 6.68%, Maturing July 31, 2014	$672,500
Bausch & Lomb, Inc.
	155,000	Term Loan, 3.53%, Maturing April 30, 2015(3)	134,734
	612,250	Term Loan, 4.47%, Maturing April 30, 2015	532,198
KIK Custom Products, Inc.
	1,400,000	Term Loan - Second Lien, 5.44%, Maturing November 30, 2014	319,666
Prestige Brands, Inc.
	2,346,893	Term Loan, 2.68%, Maturing April 7, 2011	2,264,752

			$3,923,850

Drugs — 0.4%

Graceway Pharmaceuticals, LLC
	1,394,552	Term Loan, 3.18%, Maturing May 3, 2012	$1,030,225
	300,000	Term Loan, 8.68%, Maturing November 3, 2013	75,000
	1,000,000	Term Loan - Second Lien, 6.93%, Maturing May 3, 2013	321,667
Pharmaceutical Holdings Corp.
	441,053	Term Loan, 3.75%, Maturing January 30, 2012	392,537
Stiefel Laboratories, Inc.
	669,349	Term Loan, 3.39%, Maturing December 28, 2013	660,145
	875,111	Term Loan, 3.39%, Maturing December 28, 2013	863,079
Warner Chilcott Corp.
	496,598	Term Loan, 2.43%, Maturing January 18, 2012	468,540
	1,415,948	Term Loan, 2.87%, Maturing January 18, 2012	1,335,947

			$5,147,140

Ecological Services and Equipment — 0.4%

Big Dumpster Merger Sub, Inc.
	846,741	Term Loan, 2.68%, Maturing February 5, 2013	$461,474
Blue Waste B.V. (AVR Acquisition)
EUR	1,000,000	Term Loan, 3.24%, Maturing April 1, 2015	1,076,121
Environmental Systems Products Holdings, Inc.
	466,049	Term Loan - Second Lien, 13.50%, Maturing December 12, 2010	322,599
IESI Corp.
	3,464,706	Term Loan, 2.22%, Maturing January 20, 2012	3,230,838

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Ecological Services and Equipment (continued)

Sensus Metering Systems, Inc.
	701,832	Term Loan, 2.80%, Maturing December 17, 2010	$635,158
Wastequip, Inc.
	977,856	Term Loan, 2.68%, Maturing February 5, 2013	532,931

			$6,259,121

Electronics/Electrical — 1.7%

Aspect Software, Inc.
	1,701,483	Term Loan, 4.25%, Maturing July 11, 2011	$1,114,471
	2,350,000	Term Loan - Second Lien, 8.31%, Maturing July 11, 2013	611,000
Freescale Semiconductor, Inc.
	5,509,209	Term Loan, 2.26%, Maturing December 1, 2013	3,245,271
Infor Enterprise Solutions Holdings
	3,395,786	Term Loan, 4.18%, Maturing July 28, 2012	2,444,966
	1,771,714	Term Loan, 4.18%, Maturing July 28, 2012	1,275,634
	500,000	Term Loan - Second Lien, 5.93%, Maturing March 2, 2014	163,750
	183,333	Term Loan - Second Lien, 6.68%, Maturing March 2, 2014	60,042
	316,667	Term Loan - Second Lien, 6.68%, Maturing March 2, 2014	109,250
Network Solutions, LLC
	2,975,507	Term Loan, 3.13%, Maturing March 7, 2014	2,157,242
Open Solutions, Inc.
	2,401,430	Term Loan, 3.23%, Maturing January 23, 2014	1,320,786
Sensata Technologies Finance Co.
	5,828,437	Term Loan, 2.80%, Maturing April 27, 2013	4,123,619
Spectrum Brands, Inc.
	132,436	Term Loan, 2.72%, Maturing March 30, 2013	105,585
	2,598,584	Term Loan, 6.25%, Maturing March 30, 2013	2,071,721
SS&C Technologies, Inc.
	1,922,167	Term Loan, 3.22%, Maturing November 23, 2012	1,585,788
VeriFone, Inc.
	941,627	Term Loan, 3.18%, Maturing October 31, 2013	838,048
Vertafore, Inc.
	2,450,000	Term Loan, 3.75%, Maturing January 31, 2012	2,229,500
	975,000	Term Loan - Second Lien, 7.25%, Maturing January 31, 2013	694,687

			$24,151,360

Equipment Leasing — 0.3%

Hertz Corp.
	3,771,841	Term Loan, 2.22%, Maturing December 21, 2012	$3,060,849
	688,889	Term Loan, 2.98%, Maturing December 21, 2012	559,033

			$3,619,882

Farming/Agriculture — 0.4%

BF Bolthouse HoldCo, LLC
	2,768,802	Term Loan, 2.81%, Maturing December 16, 2012	$2,450,390
	1,475,000	Term Loan - Second Lien, 5.93%, Maturing December 16, 2013	1,054,625
Central Garden & Pet Co.
	2,289,490	Term Loan, 1.94%, Maturing February 28, 2014	1,811,559

			$5,316,574

Financial Intermediaries — 0.6%

Citco III, Ltd.
	3,166,424	Term Loan, 3.58%, Maturing June 30, 2014	$1,757,365
Grosvenor Capital Management
	668,427	Term Loan, 2.74%, Maturing December 5, 2013	501,321
INVESTools, Inc.
	412,500	Term Loan, 3.68%, Maturing August 13, 2012	402,187
Jupiter Asset Management Group
GBP	575,309	Term Loan, 3.71%, Maturing June 30, 2015	405,329
Lender Processing Services, Inc.
	994,975	Term Loan, 2.93%, Maturing July 2, 2014	968,857
LPL Holdings, Inc.
	5,031,592	Term Loan, 2.66%, Maturing December 18, 2014	4,310,399
Nuveen Investments, Inc.
	693,000	Term Loan, 3.45%, Maturing November 2, 2014	457,164
RJO Holdings Corp. (RJ O’Brien)
	640,150	Term Loan, 3.47%, Maturing July 31, 2014	240,056

			$9,042,678

Food Products — 1.9%

Acosta, Inc.
	2,941,812	Term Loan, 2.68%, Maturing July 28, 2013	$2,563,054
Advantage Sales & Marketing, Inc.
	3,847,169	Term Loan, 2.48%, Maturing March 29, 2013	3,347,037
American Seafoods Group, LLC
	864,866	Term Loan, 1.93%, Maturing September 30, 2011	743,785
Dean Foods Co.
	5,831,000	Term Loan, 2.71%, Maturing April 2, 2014	5,447,938
MafCo Worldwide Corp.
	807,586	Term Loan, 2.48%, Maturing December 8, 2011	658,183

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Food Products (continued)

Michael Foods, Inc.
	1,401,918	Term Loan, 3.06%, Maturing November 21, 2010	$1,397,245
	1,300,000	Term Loan, Maturing April 30, 2014(10)	1,303,250
Pinnacle Foods Finance, LLC
	7,285,462	Term Loan, 3.25%, Maturing April 2, 2014	6,108,408
Provimi Group SA
	231,370	Term Loan, 2.68%, Maturing June 28, 2015	165,025
	188,011	Term Loan, 2.68%, Maturing June 28, 2015	134,099
EUR	419,087	Term Loan, 3.22%, Maturing June 28, 2015	395,493
EUR	243,178	Term Loan, 3.22%, Maturing June 28, 2015	229,487
EUR	402,189	Term Loan, 3.22%, Maturing June 28, 2015	379,546
EUR	548,225	Term Loan, 3.22%, Maturing June 28, 2015	517,361
Reddy Ice Group, Inc.
	3,130,000	Term Loan, 2.20%, Maturing August 9, 2012	2,112,750
Wrigley Company
	1,397,679	Term Loan, 6.50%, Maturing October 6, 2014	1,398,996

			$26,901,657

Food Service — 1.2%

AFC Enterprises, Inc.
	633,571	Term Loan, 2.97%, Maturing May 11, 2011	$576,550
Aramark Corp.
	6,024,435	Term Loan, 3.10%, Maturing January 26, 2014	5,512,358
	383,119	Term Loan, 4.06%, Maturing January 26, 2014	350,554
GBP	977,500	Term Loan, 3.81%, Maturing January 27, 2014	1,261,691
Buffets, Inc.
	616,971	Term Loan, 7.73%, Maturing July 22, 2009(2)	92,546
	61,468	Term Loan, 7.73%, Maturing July 22, 2009(2)	9,220
	180,230	Term Loan, 7.43%, Maturing May 1, 2013(2)	15,094
	1,283,353	Term Loan, 7.77%, Maturing November 1, 2013(2)	107,481
Burger King Corp.
	1,692,294	Term Loan, 2.75%, Maturing June 30, 2012	1,633,064
CBRL Group, Inc.
	2,280,572	Term Loan, 2.69%, Maturing April 27, 2013	2,021,157
Denny’s, Inc.
	163,417	Term Loan, 2.44%, Maturing March 31, 2012	147,075
	557,954	Term Loan, 3.86%, Maturing March 31, 2012	502,159
JRD Holdings, Inc.
	1,896,094	Term Loan, 2.71%, Maturing June 26, 2014	1,796,549
Maine Beverage Co., LLC
	529,687	Term Loan, 2.97%, Maturing June 30, 2010	431,695
NPC International, Inc.
	455,646	Term Loan, 2.68%, Maturing May 3, 2013	392,615
OSI Restaurant Partners, LLC
	84,586	Term Loan, 4.00%, Maturing May 9, 2013	59,951
	938,536	Term Loan, 2.75%, Maturing May 9, 2014	665,188
QCE Finance, LLC
	977,387	Term Loan, 3.50%, Maturing May 5, 2013	584,803
	1,225,000	Term Loan - Second Lien, 6.98%, Maturing November 5, 2013	416,500
Sagittarius Restaurants, LLC
	445,139	Term Loan, 9.50%, Maturing March 29, 2013	260,406

			$16,836,656

Food/Drug Retailers — 1.5%

General Nutrition Centers, Inc.
	2,983,711	Term Loan, 3.15%, Maturing September 16, 2013	$2,528,695
Iceland Foods Group, Ltd.
GBP	2,150,000	Term Loan, 2.62%, Maturing May 2, 2014	2,973,863
GBP	2,150,000	Term Loan, 3.37%, Maturing May 2, 2015	2,973,863
GBP	544,437	Term Loan, 9.62%, Maturing May 2, 2016(2)	759,101
Pantry, Inc. (The)
	1,123,663	Term Loan, 1.93%, Maturing May 15, 2014	1,000,060
	323,497	Term Loan, 1.93%, Maturing May 15, 2014	287,913
Rite Aid Corp.
	5,457,481	Term Loan, 2.20%, Maturing June 1, 2014	4,428,746
	2,243,750	Term Loan, 6.00%, Maturing June 4, 2014	1,830,900
Rite Aid Funding II
	2,000,000	Term Loan - Second Lien, 14.25%, Maturing September 14, 2010	2,040,000
Roundy’s Supermarkets, Inc.
	3,750,346	Term Loan, 3.20%, Maturing November 3, 2011	3,437,819

			$22,260,960

Forest Products — 0.9%

Appleton Papers, Inc.
	1,891,313	Term Loan, 6.50%, Maturing June 5, 2014	$1,371,202
Georgia-Pacific Corp.
	8,179,562	Term Loan, 3.24%, Maturing December 20, 2012	7,650,450
Newpage Corp.
	2,893,417	Term Loan, 4.79%, Maturing December 5, 2014	2,260,080
Xerium Technologies, Inc.
	1,848,454	Term Loan, 6.72%, Maturing May 18, 2012	1,159,905

			$12,441,637

Healthcare — 5.3%

Accellent, Inc.
	1,383,387	Term Loan, 3.76%, Maturing November 22, 2012	$1,150,517
Alliance Imaging, Inc.
	1,118,681	Term Loan, 3.66%, Maturing December 29, 2011	1,071,137

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Healthcare (continued)

American Medical Systems
	1,357,592	Term Loan, 2.69%, Maturing July 20, 2012	$1,262,561
AMN Healthcare, Inc.
	288,592	Term Loan, 2.97%, Maturing November 2, 2011	264,061
AMR HoldCo, Inc.
	1,958,998	Term Loan, 2.47%, Maturing February 10, 2012	1,792,483
Biomet, Inc.
	3,940,000	Term Loan, 4.15%, Maturing December 26, 2014	3,693,750
EUR	1,748,375	Term Loan, 4.34%, Maturing December 26, 2014	2,122,430
Cardinal Health 409, Inc.
	2,161,500	Term Loan, 2.68%, Maturing April 10, 2014	1,521,696
EUR	1,965,000	Term Loan, 3.22%, Maturing April 10, 2014	1,936,919
Carestream Health, Inc.
	4,007,417	Term Loan, 2.43%, Maturing April 30, 2013	3,478,438
	1,000,000	Term Loan - Second Lien, 5.68%, Maturing October 30, 2013	554,000
Carl Zeiss Vision Holding GmbH
	1,300,000	Term Loan, 2.93%, Maturing March 23, 2015	457,980
Community Health Systems, Inc.
	493,281	Term Loan, 2.68%, Maturing July 25, 2014	446,476
	9,665,710	Term Loan, 3.45%, Maturing July 25, 2014	8,748,570
Concentra, Inc.
	866,384	Term Loan - Second Lien, 7.47%, Maturing June 25, 2015(2)	433,192
ConMed Corp.
	604,833	Term Loan, 1.93%, Maturing April 13, 2013	495,963
CRC Health Corp.
	633,750	Term Loan, 3.47%, Maturing February 6, 2013	459,469
	582,075	Term Loan, 3.47%, Maturing February 6, 2013	422,004
DaVita, Inc.
	5,424,933	Term Loan, 2.20%, Maturing October 5, 2012	5,118,088
DJO Finance, LLC
	1,036,875	Term Loan, 3.77%, Maturing May 15, 2014	923,337
Fenwal, Inc.
	854,651	Term Loan, 2.73%, Maturing February 28, 2014	676,599
	145,349	Term Loan, 3.51%, Maturing February 28, 2014	115,068
Fresenius Medical Care Holdings
	3,507,855	Term Loan, 2.61%, Maturing March 31, 2013	3,351,646
Hanger Orthopedic Group, Inc.
	1,532,491	Term Loan, 2.44%, Maturing May 30, 2013	1,398,398
HCA, Inc.
	7,500,449	Term Loan, 3.47%, Maturing November 18, 2013	6,787,907
Health Management Association, Inc.
	5,735,681	Term Loan, 2.97%, Maturing February 28, 2014	4,990,759
HealthSouth Corp.
	1,811,915	Term Loan, 2.96%, Maturing March 10, 2013	1,643,666
Iasis Healthcare, LLC
	420,116	Term Loan, 2.43%, Maturing March 14, 2014	374,114
	1,214,055	Term Loan, 2.43%, Maturing March 14, 2014	1,081,116
	112,878	Term Loan, 2.44%, Maturing March 14, 2014	100,517
Ikaria Acquisition, Inc.
	696,530	Term Loan, 3.03%, Maturing March 28, 2013	593,792
IM U.S. Holdings, LLC
	900,000	Term Loan - Second Lien, 4.74%, Maturing June 26, 2015	783,000
Invacare Corp.
	1,931,934	Term Loan, 3.21%, Maturing February 12, 2013	1,704,931
inVentiv Health, Inc.
	1,191,691	Term Loan, 2.97%, Maturing July 6, 2014	1,027,833
LifePoint Hospitals, Inc.
	2,959,542	Term Loan, 2.89%, Maturing April 15, 2012	2,811,035
MultiPlan Merger Corp.
	668,115	Term Loan, 2.94%, Maturing April 12, 2013	588,777
	1,222,935	Term Loan, 2.94%, Maturing April 12, 2013	1,077,712
Mylan, Inc.
	751,750	Term Loan, 4.34%, Maturing October 2, 2014	716,460
National Mentor Holdings, Inc.
	81,200	Term Loan, 2.44%, Maturing June 29, 2013	55,351
	1,331,158	Term Loan, 3.22%, Maturing June 29, 2013	907,406
National Renal Institutes, Inc.
	1,988,063	Term Loan, 6.25%, Maturing March 31, 2013(2)	1,138,166
Nyco Holdings
EUR	920,457	Term Loan, 3.78%, Maturing December 29, 2014	989,204
EUR	920,457	Term Loan, 4.53%, Maturing December 29, 2015	989,204
Physiotherapy Associates, Inc.
	1,059,005	Term Loan, 7.50%, Maturing June 27, 2013	600,103
RadNet Management, Inc.
	708,694	Term Loan, 5.06%, Maturing November 15, 2012	581,129
ReAble Therapeutics Finance, LLC
	1,120,659	Term Loan, 2.89%, Maturing November 16, 2013	1,025,403
Renal Advantage, Inc.
	958	Term Loan, 3.72%, Maturing October 5, 2012	862
Select Medical Corp.
	1,596,196	Term Loan, 3.25%, Maturing February 24, 2012	1,419,019
Select Medical Holdings Corp.
	1,992,000	Term Loan, 3.25%, Maturing February 24, 2012	1,770,888
Sunrise Medical Holdings, Inc.
	1,287,078	Term Loan, 4.82%, Maturing May 13, 2010	675,716
Vanguard Health Holding Co., LLC
	932,841	Term Loan, 2.68%, Maturing September 23, 2011	881,826

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Healthcare (continued)

Viant Holdings, Inc.
	746,104	Term Loan, 3.47%, Maturing June 25, 2014	$563,309

			$77,773,987

Home Furnishings — 0.5%

Hunter Fan Co.
	614,448	Term Loan, 3.01%, Maturing April 16, 2014	$325,658
Interline Brands, Inc.
	1,225,427	Term Loan, 2.12%, Maturing June 23, 2013	937,451
	889,565	Term Loan, 2.12%, Maturing June 23, 2013	680,517
National Bedding Co., LLC
	2,323,754	Term Loan, 2.46%, Maturing August 31, 2011	1,371,015
	1,050,000	Term Loan - Second Lien, 5.46%, Maturing August 31, 2012	373,800
Oreck Corp.
	1,772,519	Term Loan, 0.00%, Maturing February 2, 2012(4)(6)	576,069
Sanitec, Ltd. Oy
EUR	490,638	Term Loan, 0.00%, Maturing April 7, 2013(6)	148,009
EUR	490,638	Term Loan, 0.00%, Maturing April 7, 2014(6)	148,009
Simmons Co.
	3,677,152	Term Loan, 10.50%, Maturing December 19, 2011	2,915,676
	1,047,019	Term Loan, 8.22%, Maturing February 15, 2012(2)	23,733

			$7,499,937

Industrial Equipment — 1.3%

Brand Energy and Infrastructure Services, Inc.
	1,058,875	Term Loan, 4.49%, Maturing February 7, 2014	$741,212
CEVA Group PLC U.S.
	1,428,503	Term Loan, 3.44%, Maturing January 4, 2014	724,965
EUR	629,766	Term Loan, 3.70%, Maturing January 4, 2014	441,619
EUR	301,758	Term Loan, 3.97%, Maturing January 4, 2014	211,606
EUR	512,419	Term Loan, 3.97%, Maturing January 4, 2014	359,330
	171,053	Term Loan, 4.22%, Maturing January 4, 2014	86,809
EUR	1,597,365	Term Loan, 4.53%, Maturing January 4, 2014	1,120,141
EPD Holdings (Goodyear Engineering Products)
	302,096	Term Loan, 2.97%, Maturing July 13, 2014	153,062
	2,109,318	Term Loan, 2.97%, Maturing July 13, 2014	1,068,722
	1,100,000	Term Loan - Second Lien, 6.22%, Maturing July 13, 2015	196,625
Flowserve Corp.
	2,284,487	Term Loan, 2.74%, Maturing August 10, 2012	2,217,381
FR Brand Acquisition Corp.
	980,000	Term Loan, 3.49%, Maturing February 7, 2014	666,400
Generac Acquisition Corp.
	2,650,468	Term Loan, 3.00%, Maturing November 7, 2013	1,738,265
	500,000	Term Loan - Second Lien, 6.50%, Maturing April 7, 2014	149,375
Gleason Corp.
	743,297	Term Loan, 2.97%, Maturing June 30, 2013	633,660
	280,361	Term Loan, 2.97%, Maturing June 30, 2013	239,008
Itron, Inc.
EUR	355,672	Term Loan, 3.28%, Maturing April 18, 2014	445,883
Jason, Inc.
	577,110	Term Loan, 3.73%, Maturing April 30, 2010	302,983
John Maneely Co.
	4,376,593	Term Loan, 4.11%, Maturing December 8, 2013	3,178,501
KION Group GmbH
	250,000	Term Loan, 2.43%, Maturing December 23, 2014	85,312
	250,000	Term Loan, 2.93%, Maturing December 23, 2015	85,312
Polypore, Inc.
	4,273,875	Term Loan, 2.50%, Maturing July 3, 2014	3,675,532
Sequa Corp.
	795,043	Term Loan, 3.74%, Maturing November 30, 2014	504,852
TFS Acquisition Corp.
	877,500	Term Loan, 4.72%, Maturing August 11, 2013	405,844

			$19,432,399

Insurance — 0.9%

Alliant Holdings I, Inc.
	1,329,750	Term Loan, 4.23%, Maturing August 21, 2014	$1,043,854
Applied Systems, Inc.
	921,456	Term Loan, 3.61%, Maturing September 26, 2013	797,060
CCC Information Services Group, Inc.
	1,110,774	Term Loan, 2.68%, Maturing February 10, 2013	983,035
Conseco, Inc.
	4,632,525	Term Loan, 6.50%, Maturing October 10, 2013	1,945,661
Crawford & Company
	1,605,536	Term Loan, 3.72%, Maturing October 31, 2013	1,356,678
Crump Group, Inc.
	1,186,884	Term Loan, 3.43%, Maturing August 4, 2014	890,163
Getty Images, Inc.
	2,888,438	Term Loan, 6.25%, Maturing July 2, 2015	2,831,873
Hub International Holdings, Inc.
	216,506	Term Loan, 3.72%, Maturing June 13, 2014	168,875
	963,235	Term Loan, 3.72%, Maturing June 13, 2014	751,324
U.S.I. Holdings Corp.
	2,684,076	Term Loan, 3.97%, Maturing May 4, 2014	1,874,379

			$12,642,902

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Leisure Goods/Activities/Movies — 3.6%

24 Hour Fitness Worldwide, Inc.
	1,959,400	Term Loan, 3.31%, Maturing June 8, 2012	$1,293,204
AMC Entertainment, Inc.
	1,707,440	Term Loan, 1.94%, Maturing January 26, 2013	1,586,212
AMF Bowling Worldwide, Inc.
	1,300,000	Term Loan - Second Lien, 7.54%, Maturing December 8, 2013	195,000
Bombardier Recreational Products
	955,696	Term Loan, 3.95%, Maturing June 28, 2013	487,405
Butterfly Wendel US, Inc.
	371,737	Term Loan, 3.24%, Maturing June 22, 2013	227,224
	371,857	Term Loan, 2.74%, Maturing June 22, 2014	227,298
Carmike Cinemas, Inc.
	2,811,771	Term Loan, 6.13%, Maturing May 19, 2012	2,394,693
Cedar Fair, L.P.
	486,250	Term Loan, 2.43%, Maturing August 31, 2011	442,893
	2,765,405	Term Loan, 2.43%, Maturing August 30, 2012	2,518,822
Cinemark, Inc.
	3,745,710	Term Loan, 2.29%, Maturing October 5, 2013	3,503,801
Dave & Buster’s, Inc.
	382,500	Term Loan, 3.29%, Maturing March 8, 2013	348,075
	970,000	Term Loan, 3.29%, Maturing March 8, 2013	882,700
Deluxe Entertainment Services
	744,438	Term Loan, 3.00%, Maturing January 28, 2011	535,995
	41,339	Term Loan, 3.47%, Maturing January 28, 2011	29,764
	72,991	Term Loan, 3.47%, Maturing January 28, 2011	52,554
Easton-Bell Sports, Inc.
	1,410,448	Term Loan, 2.85%, Maturing March 16, 2012	1,216,511
Mega Blocks, Inc.
	1,465,736	Term Loan, 9.75%, Maturing July 26, 2012	513,008
Metro-Goldwyn-Mayer Holdings, Inc.
	9,062,656	Term Loan, 3.68%, Maturing April 8, 2012	4,444,480
National CineMedia, LLC
	3,075,000	Term Loan, 3.08%, Maturing February 13, 2015	2,740,594
Red Football, Ltd.
GBP	2,730,401	Term Loan, 3.35%, Maturing August 16, 2014	3,231,375
GBP	2,730,401	Term Loan, 3.60%, Maturing August 16, 2015	3,231,375
Regal Cinemas Corp.
	6,193,694	Term Loan, 4.97%, Maturing November 10, 2010	5,985,623
Revolution Studios Distribution Co., LLC
	1,350,954	Term Loan, 4.18%, Maturing December 21, 2014	1,101,028
	1,050,000	Term Loan - Second Lien, 7.43%, Maturing June 21, 2015	315,000
Six Flags Theme Parks, Inc.
	4,445,813	Term Loan, 3.37%, Maturing April 30, 2015	3,378,818
Southwest Sports Group, LLC
	1,450,000	Term Loan, 5.75%, Maturing December 22, 2010	844,625
Universal City Development Partners, Ltd.
	2,912,921	Term Loan, 6.00%, Maturing June 9, 2011	2,778,198
WMG Acquisition Corp.
	900,000	Revolving Loan, 0.00%, Maturing February 28, 2010(3)	810,000
	6,841,424	Term Loan, 2.80%, Maturing February 28, 2011	6,331,738
Zuffa, LLC
	1,496,193	Term Loan, 2.50%, Maturing June 20, 2016	1,234,359

			$52,882,372

Lodging and Casinos — 1.4%

Gala Electric Casinos, Ltd.
GBP	958,999	Term Loan, 4.60%, Maturing December 12, 2013	$991,313
GBP	958,999	Term Loan, 5.10%, Maturing December 12, 2014	991,313
Green Valley Ranch Gaming, LLC
	636,955	Term Loan, 3.46%, Maturing February 16, 2014	267,748
Harrah’s Operating Co.
	990,000	Term Loan, 3.87%, Maturing January 28, 2015	709,706
	1,386,000	Term Loan, 4.09%, Maturing January 28, 2015	990,990
Herbst Gaming, Inc.
	994,937	Term Loan, 0.00%, Maturing December 2, 2011(6)	220,545
Isle of Capri Casinos, Inc.
	1,003,511	Term Loan, 2.18%, Maturing November 30, 2013	812,844
	2,508,778	Term Loan, 2.97%, Maturing November 30, 2013	2,032,111
	756,477	Term Loan, 2.97%, Maturing November 30, 2013	612,746
LodgeNet Entertainment Corp.
	1,113,456	Term Loan, 3.16%, Maturing April 4, 2014	783,130
New World Gaming Partners, Ltd.
	1,440,104	Term Loan, 3.71%, Maturing June 30, 2014	712,852
	291,667	Term Loan, 3.71%, Maturing June 30, 2014	144,375
Penn National Gaming, Inc.
	7,038,675	Term Loan, 2.34%, Maturing October 3, 2012	6,604,621
Venetian Casino Resort/Las Vegas Sands, Inc.
	1,126,757	Term Loan, 2.18%, Maturing May 14, 2014	686,809
	4,132,749	Term Loan, 2.18%, Maturing May 23, 2014	2,519,096
VML US Finance, LLC
	2,300,000	Term Loan, 2.68%, Maturing May 25, 2013	1,693,375
Wimar OpCo, LLC
	900,262	Term Loan, 6.50%, Maturing January 3, 2012	249,823

			$21,023,397

Nonferrous Metals/Minerals — 0.8%

Alpha Natural Resources, LLC
	2,750,875	Term Loan, 2.75%, Maturing October 26, 2012	$2,544,559

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Nonferrous Metals/Minerals (continued)

Compass Minerals Group, Inc.
	2,735,301	Term Loan, 2.38%, Maturing December 22, 2012	$2,608,794
Euramax International, Inc.
	701,579	Term Loan, 0.00%, Maturing June 28, 2012(6)	168,379
	503,822	Term Loan - Second Lien, 0.00%, Maturing June 28, 2013(6)	22,672
	249,928	Term Loan - Second Lien, 0.00%, Maturing June 28, 2013(6)	11,247
Murray Energy Corp.
	899,029	Term Loan, 6.94%, Maturing January 28, 2010	854,078
Noranda Aluminum Acquisition
	1,498,083	Term Loan, 2.45%, Maturing May 18, 2014	850,162
Novelis, Inc.
	589,492	Term Loan, 2.43%, Maturing June 28, 2014	424,140
	1,296,896	Term Loan, 3.22%, Maturing June 28, 2014	933,116
Oxbow Carbon and Mineral Holdings
	162,211	Term Loan, 2.43%, Maturing May 8, 2014	142,205
	1,701,281	Term Loan, 2.75%, Maturing May 8, 2014	1,491,457
Tube City IMS Corp.
	2,622,162	Term Loan, 3.22%, Maturing January 25, 2014	1,311,081
	324,324	Term Loan, 3.46%, Maturing January 25, 2014	162,162

			$11,524,052

Oil and Gas — 0.9%

Atlas Pipeline Partners, L.P.
	2,615,000	Term Loan, 3.18%, Maturing July 20, 2014	$2,438,488
Big West Oil, LLC
	577,500	Term Loan, 4.50%, Maturing May 1, 2014	467,775
	459,375	Term Loan, 4.50%, Maturing May 1, 2014	372,094
Citgo Petroleum Corp.
	1,889,094	Term Loan, 1.80%, Maturing November 15, 2012	1,652,958
Dresser, Inc.
	824,990	Term Loan, 3.45%, Maturing May 4, 2014	710,523
	1,250,000	Term Loan - Second Lien, 6.99%, Maturing May 4, 2015	696,875
Enterprise GP Holdings, L.P.
	1,534,500	Term Loan, 3.12%, Maturing October 31, 2014	1,450,103
Targa Resources, Inc.
	2,652,934	Term Loan, 2.44%, Maturing October 31, 2012	2,323,211
	2,332,743	Term Loan, 3.22%, Maturing October 31, 2012	2,042,816
Volnay Acquisition Co.
	802,500	Term Loan, 3.94%, Maturing January 12, 2014	736,294

			$12,891,137

Publishing — 3.1%

American Media Operations, Inc.
	4,717,654	Term Loan, 10.00%, Maturing January 31, 2013	$2,609,452
Aster Zweite Beteiligungs GmbH
EUR	472,333	Term Loan, 3.94%, Maturing September 27, 2013	329,137
	1,075,000	Term Loan, 4.01%, Maturing September 27, 2013	565,270
CanWest MediaWorks, Ltd.
	1,154,437	Term Loan, 3.26%, Maturing July 10, 2014	456,003
Dex Media West, LLC
	5,190,000	Term Loan, 0.00%, Maturing October 24, 2014(6)	3,512,981
GateHouse Media Operating, Inc.
	3,466,913	Term Loan, 2.44%, Maturing August 28, 2014	876,633
	2,683,087	Term Loan, 2.47%, Maturing August 28, 2014	678,437
	975,000	Term Loan, 2.72%, Maturing August 28, 2014	246,536
Idearc, Inc.
	10,945,004	Term Loan, 0.00%, Maturing November 17, 2014(6)	4,306,553
Laureate Education, Inc.
	431,453	Term Loan, 4.34%, Maturing August 17, 2014	320,138
	2,883,020	Term Loan, 4.34%, Maturing August 17, 2014	2,139,201
MediaNews Group, Inc.
	919,307	Term Loan, 7.72%, Maturing August 2, 2013	180,797
Mediannuaire Holding
EUR	968,816	Term Loan, 3.91%, Maturing October 10, 2014	533,031
EUR	968,816	Term Loan, 4.41%, Maturing October 10, 2015	533,031
EUR	1,000,000	Term Loan - Second Lien, 5.91%, Maturing April 10, 2016	292,736
Merrill Communications, LLC
	1,432,648	Term Loan, 3.50%, Maturing August 9, 2009	941,966
Nebraska Book Co., Inc.
	905,261	Term Loan, 7.77%, Maturing March 4, 2011	823,788
Nelson Education, Ltd.
	664,875	Term Loan, 3.72%, Maturing July 5, 2014	415,547
Nielsen Finance, LLC
	7,909,619	Term Loan, 2.47%, Maturing August 9, 2013	6,726,775
Penton Media, Inc.
	980,000	Term Loan, 3.23%, Maturing February 1, 2013	509,600
Philadelphia Newspapers, LLC
	1,038,512	Term Loan, 0.00%, Maturing June 29, 2013(6)	256,167
R.H. Donnelley Corp.
	3,763,452	Term Loan, 6.75%, Maturing June 30, 2010	2,549,739
Reader’s Digest Association, Inc. (The)
	10,815,500	Term Loan, 3.29%, Maturing March 2, 2014	3,704,309
SGS International, Inc.
	837,220	Term Loan, 4.02%, Maturing December 30, 2011	648,846
Source Interlink Companies, Inc.
	1,984,887	Term Loan, 0.00%, Maturing August 1, 2014(6)	793,955

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Publishing (continued)

Source Media, Inc.
	2,296,958	Term Loan, 5.43%, Maturing November 8, 2011	$1,182,933
Springer Science+Business Media
	546,613	Term Loan, 2.80%, Maturing May 5, 2011	444,123
	490,579	Term Loan, 3.18%, Maturing May 5, 2012	398,596
	417,648	Term Loan, 3.18%, Maturing May 5, 2012	339,339
TL Acquisitions, Inc.
	3,225,875	Term Loan, 2.93%, Maturing July 5, 2014	2,394,406
Tribune Co.
	1,836,935	Term Loan, 0.00%, Maturing August 17, 2009(6)	536,385
	2,989,950	Term Loan, 0.00%, Maturing May 17, 2014(6)	771,159
	2,231,638	Term Loan, 0.00%, Maturing May 17, 2014(6)	654,847
Xsys, Inc.
EUR	527,667	Term Loan, 3.94%, Maturing September 27, 2013	367,696
	1,290,100	Term Loan, 4.01%, Maturing September 27, 2013	678,377
	1,277,104	Term Loan, 4.01%, Maturing September 27, 2014	671,544
Yell Group, PLC
	3,425,000	Term Loan, 3.43%, Maturing February 10, 2013	1,767,543

			$45,157,576

Radio and Television — 2.2%

Block Communications, Inc.
	2,031,750	Term Loan, 3.22%, Maturing December 22, 2011	$1,696,511
CMP KC, LLC
	961,188	Term Loan, 4.50%, Maturing May 5, 2013(4)	275,861
CMP Susquehanna Corp.
	3,211,574	Term Loan, 2.48%, Maturing May 5, 2013	1,404,395
Discovery Communications, Inc.
	3,414,188	Term Loan, 3.22%, Maturing April 30, 2014	3,207,629
Emmis Operating Co.
	1,018,661	Term Loan, 3.08%, Maturing November 2, 2013	588,277
Entravision Communications Corp.
	1,566,617	Term Loan, 6.46%, Maturing September 29, 2013	1,228,228
Gray Television, Inc.
	2,294,309	Term Loan, 4.00%, Maturing January 19, 2015	1,015,232
HIT Entertainment, Inc.
	1,835,658	Term Loan, 3.49%, Maturing March 20, 2012	1,000,434
Intelsat Corp.
	2,221,235	Term Loan, 2.99%, Maturing January 3, 2014	2,033,665
	2,220,561	Term Loan, 2.99%, Maturing January 3, 2014	2,033,048
	2,220,561	Term Loan, 2.99%, Maturing January 3, 2014	2,033,048
NEP II, Inc.
	832,990	Term Loan, 2.69%, Maturing February 16, 2014	712,206
Nexstar Broadcasting, Inc.
	1,978,359	Term Loan, 2.79%, Maturing October 1, 2012	1,226,582
	2,091,409	Term Loan, 2.97%, Maturing October 1, 2012	1,296,674
NextMedia Operating, Inc.
	72,114	Term Loan, 5.25%, Maturing November 15, 2012	35,576
	162,257	Term Loan, 6.25%, Maturing November 15, 2012	80,047
Paxson Communications Corp.
	3,250,000	Term Loan, 0.00%, Maturing January 15, 2012(6)	817,580
Raycom TV Broadcasting, LLC
	1,900,000	Term Loan, 2.00%, Maturing June 25, 2014	1,425,000
SFX Entertainment
	1,371,963	Term Loan, 4.14%, Maturing June 21, 2013	1,166,169
Sirius Satellite Radio, Inc.
	738,750	Term Loan, 2.69%, Maturing December 19, 2012	594,694
Univision Communications, Inc.
	12,650,000	Term Loan, 2.68%, Maturing September 29, 2014	7,782,912
Young Broadcasting, Inc.
	2,309,978	Term Loan, 4.75%, Maturing November 3, 2012	906,666

			$32,560,434

Rail Industries — 0.3%

Kansas City Southern Railway Co.
	3,306,500	Term Loan, 2.75%, Maturing April 26, 2013	$2,884,921
Rail America, Inc.
	135,280	Term Loan, 5.20%, Maturing August 14, 2009	121,076
	2,089,720	Term Loan, 5.20%, Maturing August 13, 2010	1,870,299

			$4,876,296

Retailers (Except Food and Drug) — 1.1%

American Achievement Corp.
	777,368	Term Loan, 2.70%, Maturing March 25, 2011	$668,536
Amscan Holdings, Inc.
	710,500	Term Loan, 3.65%, Maturing May 25, 2013	611,030
Cumberland Farms, Inc.
	2,014,470	Term Loan, 2.82%, Maturing September 29, 2013	1,651,865
Harbor Freight Tools USA, Inc.
	1,785,022	Term Loan, 9.75%, Maturing July 15, 2010	1,432,481
Josten’s Corp.
	1,991,336	Term Loan, 2.50%, Maturing October 4, 2011	1,866,878
Mapco Express, Inc.
	1,195,435	Term Loan, 5.75%, Maturing April 28, 2011	986,234
Neiman Marcus Group, Inc.
	1,542,722	Term Loan, 2.97%, Maturing April 5, 2013	1,076,048
Orbitz Worldwide, Inc.
	1,674,500	Term Loan, 3.97%, Maturing July 25, 2014	616,774

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Oriental Trading Co., Inc.
	2,062,139	Term Loan, 7.50%, Maturing July 31, 2013	$1,229,035
	1,150,000	Term Loan - Second Lien, 6.43%, Maturing January 31, 2013	248,688
Rent-A-Center, Inc.
	1,165,412	Term Loan, 2.22%, Maturing November 15, 2012	1,107,141
Savers, Inc.
	445,431	Term Loan, 3.25%, Maturing August 11, 2012	387,525
	487,336	Term Loan, 3.25%, Maturing August 11, 2012	423,982
The Yankee Candle Company, Inc.
	3,301,085	Term Loan, 3.21%, Maturing February 6, 2014	2,766,722
Vivarte
EUR	825,263	Term Loan, 3.02%, Maturing May 29, 2015	613,028
EUR	128,489	Term Loan, 3.02%, Maturing May 29, 2015	95,445
EUR	33,040	Term Loan, 3.02%, Maturing May 29, 2015	24,543
EUR	825,263	Term Loan, 3.52%, Maturing May 29, 2016	617,836
EUR	128,489	Term Loan, 3.52%, Maturing May 29, 2016	96,193
EUR	33,040	Term Loan, 3.52%, Maturing May 29, 2016	24,735

			$16,544,719

Steel — 0.2%

Algoma Acquisition Corp.
	2,232,796	Term Loan, 2.93%, Maturing June 20, 2013	$1,295,022
Niagara Corp.
	1,449,187	Term Loan, 5.60%, Maturing June 29, 2014	815,168

			$2,110,190

Surface Transport — 0.2%

Gainey Corp.
	1,884,496	Term Loan, 0.00%, Maturing April 20, 2012(6)	$214,833
Oshkosh Truck Corp.
	910,588	Term Loan, 7.24%, Maturing December 6, 2013	751,804
Swift Transportation Co., Inc.
	3,014,278	Term Loan, 3.81%, Maturing May 10, 2014	1,851,897

			$2,818,534

Telecommunications — 1.7%

Asurion Corp.
	2,450,000	Term Loan, 3.78%, Maturing July 13, 2012	$2,140,075
	1,000,000	Term Loan - Second Lien, 6.97%, Maturing January 13, 2013	770,000
BCM Luxembourg, Ltd.
EUR	1,831,379	Term Loan, 2.85%, Maturing September 30, 2014	1,576,179
EUR	1,831,695	Term Loan, 3.10%, Maturing September 30, 2015	1,576,451
EUR	1,500,000	Term Loan - Second Lien, 5.22%, Maturing March 31, 2016	805,436
Centennial Cellular Operating Co., LLC
	3,226,468	Term Loan, 3.22%, Maturing February 9, 2011	3,200,540
CommScope, Inc.
	2,181,339	Term Loan, 3.57%, Maturing November 19, 2014	1,940,029
Intelsat Subsidiary Holding Co.
	1,267,500	Term Loan, 2.99%, Maturing July 3, 2013	1,168,635
Iowa Telecommunications Services
	2,776,000	Term Loan, 2.89%, Maturing November 23, 2011	2,546,980
IPC Systems, Inc.
GBP	1,448,087	Term Loan, 3.91%, Maturing May 31, 2014	1,242,492
Macquarie UK Broadcast Ventures, Ltd.
GBP	1,071,462	Term Loan, 2.85%, Maturing December 26, 2014	1,120,115
NTelos, Inc.
	1,212,599	Term Loan, 2.68%, Maturing August 24, 2011	1,156,213
Palm, Inc.
	1,058,875	Term Loan, 3.94%, Maturing April 24, 2014	675,033
Stratos Global Corp.
	1,185,750	Term Loan, 3.72%, Maturing February 13, 2012	1,132,391
Trilogy International Partners
	1,225,000	Term Loan, 4.72%, Maturing June 29, 2012	520,625
Windstream Corp.
	3,969,936	Term Loan, 2.07%, Maturing July 17, 2013	3,724,915

			$25,296,109

Utilities — 1.4%

AEI Finance Holding, LLC
	388,674	Revolving Loan, 3.44%, Maturing March 30, 2012	$252,638
	2,739,523	Term Loan, 4.22%, Maturing March 30, 2014	1,780,690
Astoria Generating Co.
	1,250,000	Term Loan - Second Lien, 4.20%, Maturing August 23, 2013	1,073,438
BRSP, LLC
	2,182,672	Term Loan, 5.55%, Maturing July 13, 2009	1,800,704
Calpine Corp.
	1,176,112	Term Loan, 4.10%, Maturing March 29, 2014	1,005,944
Electricinvest Holding Co.
GBP	540,000	Term Loan, 5.40%, Maturing December 21, 2012	524,045
EUR	536,193	Term Loan, 5.50%, Maturing December 21, 2012	465,864
Mirant North America, LLC
	753,697	Term Loan, 2.18%, Maturing January 3, 2013	707,533

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*	Borrower/Tranche Description	Value

Utilities (continued)

NRG Energy, Inc.
5,604,060	Term Loan, 2.72%, Maturing June 1, 2014	$5,229,871
2,994,481	Term Loan, 2.82%, Maturing June 1, 2014	2,794,536
Pike Electric, Inc.
470,384	Term Loan, 2.00%, Maturing July 1, 2012	432,753
354,382	Term Loan, 2.00%, Maturing December 10, 2012	326,031
TXU Texas Competitive Electric Holdings Co., LLC
3,102,750	Term Loan, 3.97%, Maturing October 10, 2014	2,103,875
1,132,750	Term Loan, 3.97%, Maturing October 10, 2014	769,627
Vulcan Energy Corp.
1,412,275	Term Loan, 5.50%, Maturing July 23, 2010	1,334,600

		$20,602,149

Total Senior Floating-Rate Interests
(identified cost $1,071,125,062)		$801,714,135

Corporate Bonds & Notes — 43.9%

Principal
Amount
(000’s omitted)	Security	Value

Aerospace and Defense — 0.2%

Alion Science and Technologies Corp.
$1,500	10.25%, 2/1/15	$375,000
Bombardier, Inc.
1,425	8.00%, 11/15/14(5)	1,254,000
Hawker Beechcraft Acquisition
1,810	9.75%, 4/1/17	452,500
Transdigm, Inc.
280	7.75%, 7/15/14	275,100
Vought Aircraft Industries, Inc., Sr. Notes
1,250	8.00%, 7/15/11	515,625

		$2,872,225

Automotive — 0.6%

Allison Transmission, Inc.
$1,610	11.00%, 11/1/15(5)	$974,050
Altra Industrial Motion, Inc.
3,590	9.00%, 12/1/11	3,311,775
Commercial Vehicle Group, Inc., Sr. Notes
1,100	8.00%, 7/1/13	346,500
Tenneco Automotive, Inc., Series B
6,073	10.25%, 7/15/13	3,795,625
Tenneco, Inc., Sr. Notes
1,085	8.125%, 11/15/15	439,425
United Components, Inc., Sr. Sub. Notes
990	9.375%, 6/15/13	549,450

		$9,416,825

Broadcast Radio and Television — 0.3%

Rainbow National Services, LLC, Sr. Sub. Debs.
$1,470	10.375%, 9/1/14(5)	$1,536,150
Warner Music Group, Sr. Sub. Notes
1,570	7.375%, 4/15/14	1,177,500
XM Satellite Radio Holdings, Inc., Sr. Notes
2,885	13.00%, 8/1/13(5)	1,889,675

		$4,603,325

Brokers/Dealers/Investment Houses — 0.1%

Nuveen Investments, Inc., Sr. Notes
$2,900	10.50%, 11/15/15(5)	$1,479,000

		$1,479,000

Building and Development — 0.3%

Interline Brands, Inc., Sr. Sub. Notes
$1,240	8.125%, 6/15/14	$1,190,400
Nortek, Inc., Sr. Sub. Notes
1,500	10.00%, 12/1/13	967,500
Panolam Industries International, Sr. Sub. Notes
5,995	10.75%, 10/1/13(6)	329,725
Texas Industries Inc., Sr. Notes
1,640	7.25%, 7/15/13(5)	1,340,700

		$3,828,325

Business Equipment and Services — 2.8%

Affinion Group, Inc.
$1,065	10.125%, 10/15/13	$915,900
2,560	11.50%, 10/15/15	1,856,000
Education Management, LLC, Sr. Notes
5,270	8.75%, 6/1/14	5,125,075
Education Management, LLC, Sr. Sub. Notes
7,480	10.25%, 6/1/16	7,218,200
MediMedia USA, Inc., Sr. Sub. Notes
2,415	11.375%, 11/15/14(5)	1,581,825
Muzak, LLC/Muzak Finance, Sr. Notes
5,250	10.00%, 2/15/09(6)	1,968,750

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Business Equipment and Services (continued)

Rental Service Corp.
$3,940	9.50%, 12/1/14	$2,551,150
SunGard Data Systems, Inc., Sr. Notes
11,035	10.625%, 5/15/15(5)	10,621,187
Ticketmaster, Sr. Notes
2,700	10.75%, 8/1/16(5)	1,856,250
Travelport, LLC
880	9.875%, 9/1/14	435,600
West Corp.
7,095	9.50%, 10/15/14	6,190,387

		$40,320,324

Business Services-Miscellaneous — 0.1%

Expedia, Inc.
$1,730	7.456%, 8/15/18	$1,574,300

		$1,574,300

Cable and Satellite Television — 1.3%

Cablevision Systems Corp., Sr. Notes, Series B
$810	8.00%, 4/15/12	$810,000
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
3,135	8.75%, 11/15/13	2,735,287
Charter Communications, Inc., Sr. Notes
645	8.375%, 4/30/14(5)	590,175
2,740	10.875%, 9/15/14(5)	2,740,000
Kabel Deutschland GmbH
2,865	10.625%, 7/1/14	2,936,625
MCC Iowa, LLC, Sr. Notes
1,720	8.50%, 10/15/15	1,625,400
National Cable PLC
540	8.75%, 4/15/14	537,300
National Cable PLC, Sr. Notes
7,690	9.125%, 8/15/16	7,613,100

		$19,587,887

Chemicals and Plastics — 0.4%

CII Carbon, LLC
$2,420	11.125%, 11/15/15(5)	$1,415,700
INEOS Group Holdings PLC
4,035	8.50%, 2/15/16(5)	625,425
Nova Chemicals Corp., Sr. Notes, Variable Rate
2,145	5.72%, 11/15/13	1,694,550
Reichhold Industries, Inc., Sr. Notes
7,255	9.00%, 8/15/14(5)	1,342,175
Wellman Holdings, Inc.
243	5.00%, 1/29/19(4)	72,098

		$5,149,948

Clothing/Textiles — 1.5%

Levi Strauss & Co., Sr. Notes
$6,100	9.75%, 1/15/15	$5,795,000
410	8.875%, 4/1/16	364,900
Oxford Industries, Inc., Sr. Notes
8,275	8.875%, 6/1/11	6,909,625
Perry Ellis International, Inc., Sr. Sub. Notes
8,190	8.875%, 9/15/13	5,610,150
Phillips Van Heusen, Sr. Notes
1,610	8.125%, 5/1/13	1,585,850
Quiksilver, Inc.
3,060	6.875%, 4/15/15	1,575,900

		$21,841,425

Commercial Services — 0.3%

Ceridian Corp., Sr. Notes
$6,180	11.25%, 11/15/15	$4,542,300

		$4,542,300

Conglomerates — 0.2%

RBS Global & Rexnord Corp.
$1,762	9.50%, 8/1/14(5)	$1,449,245
1,705	11.75%, 8/1/16	1,031,525

		$2,480,770

Containers and Glass Products — 0.3%

Intertape Polymer US, Inc., Sr. Sub. Notes
$3,220	8.50%, 8/1/14	$1,320,200
Pliant Corp.
6,358	11.625%, 6/15/09(2)(6)	2,282,462
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
4,425	8.00%, 3/15/17(6)	973,500
Solo Cup Co.
325	8.50%, 2/15/14	274,625
Stone Container Corp., Sr. Notes
715	8.375%, 7/1/12(6)	153,725

		$5,004,512

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Diversified Media — 0.1%

Catalina Marketing Corp.
$680	10.50%, 10/1/15(2)(5)	$459,850
Virgin Media, Inc.
750	6.50%, 11/15/16(5)	550,312

		$1,010,162

Ecological Services and Equipment — 0.3%

Environmental Systems Products Holdings, Inc., Jr. Notes
$149	18.00%, 3/31/15(4)	$119,296
Waste Services, Inc., Sr. Sub. Notes
4,085	9.50%, 4/15/14	3,574,375

		$3,693,671

Electronics/Electrical — 1.2%

Advanced Micro Devices, Inc., Sr. Notes
$3,885	7.75%, 11/1/12	$2,233,875
Amkor Technologies, Inc., Sr. Notes
580	7.125%, 3/15/11	570,575
665	7.75%, 5/15/13	601,825
5,595	9.25%, 6/1/16	4,895,625
Avago Technologies Finance
3,620	10.125%, 12/1/13	3,493,300
6,560	11.875%, 12/1/15	5,756,400
NXP BV/NXP Funding, LLC, Variable Rate
1,025	3.881%, 10/15/13	295,969

		$17,847,569

Equipment Leasing — 0.3%

Hertz Corp.
$3,880	8.875%, 1/1/14	$3,026,400
2,545	10.50%, 1/1/16	1,819,675

		$4,846,075

Financial Intermediaries — 0.8%

Ford Motor Credit Co., Sr. Notes
$1,740	7.875%, 6/15/10	$1,601,291
3,000	7.80%, 6/1/12	2,326,662
900	12.00%, 5/15/15	761,423
6,465	8.00%, 12/15/16	4,938,103
General Motors Acceptance Corp., Variable Rate
2,060	2.488%, 5/15/09	2,036,825

		$11,664,304

Food Products — 0.8%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
$5,680	11.50%, 11/1/11	$4,884,800
Dole Foods Co.
2,320	7.25%, 6/15/10	2,273,600
3,235	13.875%, 3/15/14(5)	3,421,012
Tyson Foods, Inc.
1,710	10.50%, 3/1/14(5)	1,795,500

		$12,374,912

Food Service — 1.0%

Aramark Services, Inc.
$6,835	8.50%, 2/1/15	$6,561,600
El Pollo Loco, Inc.
4,050	11.75%, 11/15/13	3,138,750
NPC International, Inc.
4,660	9.50%, 5/1/14	4,194,000

		$13,894,350

Food/Drug Retailers — 1.1%

General Nutrition Center, Sr. Notes, Variable Rate
$10,610	6.404%, 3/15/14(2)	$8,116,650
General Nutrition Center, Sr. Sub. Notes
4,315	10.75%, 3/15/15	3,452,000
Ingles Markets, Inc.
510	8.875%, 5/15/17(5)	492,395
Supervalu Inc.
4,270	8.00%, 5/1/16	4,141,900

		$16,202,945

Forest Products — 0.9%

Georgia Pacific Corp.
$2,000	8.125%, 5/15/11	$2,015,000
2,140	8.25%, 5/1/16(5)	2,150,700
1,450	9.50%, 12/1/11	1,482,625
Jefferson Smurfit Corp., Sr. Notes
1,445	8.25%, 10/1/12(6)	310,675
820	7.50%, 6/1/13(6)	159,900
NewPage Corp.
10,560	10.00%, 5/1/12	5,016,000
4,275	12.00%, 5/1/13	1,175,625
NewPage Corp., Variable Rate
1,545	7.42%, 5/1/12	672,075

		$12,982,600

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Healthcare — 4.4%

Accellent, Inc.
$3,320	10.50%, 12/1/13	$2,523,200
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
4,270	10.00%, 2/15/15	4,355,400
Biomet, Inc.
2,825	10.375%, 10/15/17(2)	2,733,187
10,915	11.625%, 10/15/17	10,642,125
DJO Finance, LLC/DJO Finance Corp.
4,625	10.875%, 11/15/14	3,561,250
Fresenius US Finance II, Inc., Sr. Notes
1,710	9.00%, 7/15/15(5)	1,821,150
HCA, Inc.
4,559	8.75%, 9/1/10	4,570,397
322	7.875%, 2/1/11	317,170
1,260	9.125%, 11/15/14	1,250,550
2,115	9.25%, 11/15/16	2,099,137
2,970	9.875%, 2/15/17(5)	2,984,850
5,860	8.50%, 4/15/19(5)	5,925,925
HCP, Inc. (REIT)
865	6.00%, 3/1/15	722,835
MultiPlan Inc., Sr. Sub. Notes
4,860	10.375%, 4/15/16(5)	4,301,100
National Mentor Holdings, Inc.
3,810	11.25%, 7/1/14	3,371,850
Res-Care, Inc., Sr. Notes
2,160	7.75%, 10/15/13	1,949,400
Universal Hospital Service, Inc., Notes, Variable Rate
745	5.943%, 6/1/15	575,512
US Oncology, Inc.
3,065	9.00%, 8/15/12	3,034,350
5,350	10.75%, 8/15/14	4,988,875
Viant Holdings, Inc.
4,727	10.125%, 7/15/17(5)	2,954,375

		$64,682,638

Industrial Equipment — 0.4%

CEVA Group, PLC, Sr. Notes
$3,750	10.00%, 9/1/14(5)	$1,875,000
Chart Industries, Inc., Sr. Sub. Notes
2,170	9.125%, 10/15/15	1,703,450
ESCO Corp., Sr. Notes
1,595	8.625%, 12/15/13(5)	1,299,925
ESCO Corp., Sr. Notes, Variable Rate
1,595	5.195%, 12/15/13(5)	1,076,625

		$5,955,000

Insurance — 0.2%

Alliant Holdings I, Inc.
$1,885	11.00%, 5/1/15(5)	$1,310,075
Hub International Holdings
1,750	9.00%, 12/15/14(5)	1,225,000
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
1,320	5.113%, 11/15/14(5)	640,200

		$3,175,275

Leisure Goods/Activities/Movies — 3.0%

AMC Entertainment, Inc.
$12,865	11.00%, 2/1/16	$12,672,025
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
3,975	0.00%, 4/1/12(5)(6)	59,625
Marquee Holdings, Inc., Sr. Disc. Notes
6,895	9.505%, 8/15/14	5,395,337
Royal Caribbean Cruises, Sr. Notes
340	8.75%, 2/2/11	319,600
2,150	7.00%, 6/15/13	1,677,000
1,380	6.875%, 12/1/13	1,035,000
330	7.25%, 6/15/16	221,100
660	7.25%, 3/15/18	422,400
Universal City Development Partners, Sr. Notes
14,180	11.75%, 4/1/10	13,471,000
Universal City Florida Holdings, Sr. Notes, Variable Rate
12,720	10.106%, 5/1/10	7,950,000

		$43,223,087

Lodging and Casinos — 3.5%

Buffalo Thunder Development Authority
$4,080	9.375%, 12/15/14(5)	$448,800
CCM Merger, Inc.
4,025	8.00%, 8/1/13(5)	1,811,250
Chukchansi EDA, Sr. Notes, Variable Rate
3,080	6.095%, 11/15/12(5)	1,324,400
Fontainebleau Las Vegas Casino, LLC
8,870	11.00%, 6/15/15(5)	354,800
Galaxy Entertainment Finance
1,970	9.875%, 12/15/12(5)	1,546,450
Galaxy Entertainment Finance, Variable Rate
1,260	7.323%, 12/15/10(5)	1,115,100
Greektown Holdings, LLC, Sr. Notes
1,095	10.75%, 12/1/13(5)(6)	71,175
Host Hotels and Resorts, LP, Sr. Notes
4,235	6.75%, 6/1/16	3,716,213

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Lodging and Casinos (continued)

Indianapolis Downs, LLC & Capital Corp., Sr. Notes
$2,620	11.00%, 11/1/12(5)	$1,480,300
Inn of the Mountain Gods, Sr. Notes
5,575	12.00%, 11/15/10	1,198,625
Majestic HoldCo, LLC
1,540	12.50%, 10/15/11(5)(6)	8,470
MGM Mirage, Inc.
370	7.50%, 6/1/16	209,050
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
5,645	6.375%, 7/15/09	5,503,875
2,615	8.00%, 4/1/12	1,712,825
3,265	7.125%, 8/15/14	2,007,975
3,425	6.875%, 2/15/15	1,738,188
OED Corp./Diamond Jo, LLC
5,115	8.75%, 4/15/12	4,271,025
Park Place Entertainment
6,035	7.875%, 3/15/10	3,590,825
Pinnacle Entertainment, Inc., Sr. Sub. Notes
355	8.25%, 3/15/12	347,900
2,620	7.50%, 6/15/15	2,187,700
Pokagon Gaming Authority, Sr. Notes
1,101	10.375%, 6/15/14(5)	1,023,930
San Pasqual Casino
1,215	8.00%, 9/15/13(5)	978,075
Seminole Hard Rock Entertainment, Variable Rate
1,930	3.82%, 3/15/14(5)	1,283,450
Starwood Hotels & Resorts Worldwide, Inc.
935	7.375%, 11/15/15	850,850
510	6.75%, 5/15/18	437,325
Tunica-Biloxi Gaming Authority, Sr. Notes
3,405	9.00%, 11/15/15(5)	2,945,325
Waterford Gaming, LLC, Sr. Notes
5,364	8.625%, 9/15/14(5)	4,302,760
Wynn Las Vegas, LLC
5,505	6.625%, 12/1/14	4,679,250

		$51,145,911

Machinery — 0.0%

Terex Corp.
$345	8.00%, 11/15/17	$288,075

		$288,075

Nonferrous Metals/Minerals — 0.5%

FMG Finance PTY, Ltd.
$8,090	10.625%, 9/1/16(5)	$7,119,200

		$7,119,200

Oil and Gas — 5.1%

Allis-Chalmers Energy, Inc., Sr. Notes
$3,280	9.00%, 1/15/14	$1,640,000
Chesapeake Energy Corp.
6,375	9.50%, 2/15/15	6,470,625
3,150	6.875%, 1/15/16	2,815,313
Cimarex Energy Co., Sr. Notes
1,205	7.125%, 5/1/17	1,072,450
Clayton Williams Energy, Inc.
2,200	7.75%, 8/1/13	1,518,000
Compton Pet Finance Corp.
2,360	7.625%, 12/1/13	914,500
Denbury Resources, Inc., Sr. Sub. Notes
1,290	7.50%, 12/15/15	1,219,050
3,285	9.75%, 3/1/16	3,350,700
El Paso Corp.
2,055	8.25%, 2/15/16	2,013,900
El Paso Corp., Sr. Notes
3,220	9.625%, 5/15/12	3,277,690
Encore Acquisition Co., Sr. Sub. Notes
1,730	7.25%, 12/1/17	1,444,550
Forbes Energy Services, Sr. Notes
4,605	11.00%, 2/15/15	3,177,450
Forest Oil Corp.
600	7.25%, 6/15/19	502,500
OPTI Canada, Inc., Sr. Notes
1,795	7.875%, 12/15/14	973,788
1,970	8.25%, 12/15/14	1,093,350
Parker Drilling Co., Sr. Notes
1,930	9.625%, 10/1/13	1,519,875
Petrobras International Finance Co.
855	7.875%, 3/15/19	919,125
Petrohawk Energy Corp.
5,935	9.125%, 7/15/13	5,845,975
Petroleum Development Corp., Sr. Notes
1,805	12.00%, 2/15/18	1,227,400
Petroplus Finance, Ltd.
430	6.75%, 5/1/14(5)	356,900
8,640	7.00%, 5/1/17(5)	6,998,400
Quicksilver Resources, Inc.
3,970	7.125%, 4/1/16	2,501,100

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Oil and Gas (continued)

SandRidge Energy, Inc., Sr. Notes
$4,595	8.00%, 6/1/18(5)	$4,043,600
SemGroup L.P., Sr. Notes
5,990	8.75%, 11/15/15(5)(6)	224,625
SESI, LLC, Sr. Notes
660	6.875%, 6/1/14	580,800
Sonat, Inc.
5,000	7.625%, 7/15/11	4,974,760
Stewart & Stevenson, LLC, Sr. Notes
5,105	10.00%, 7/15/14	3,879,800
Tennessee Gas Pipeline Co.
595	8.00%, 2/1/16(5)	609,875
United Refining Co., Sr. Notes
11,495	10.50%, 8/15/12	7,701,650
VeraSun Energy Corp.
1,170	9.875%, 12/15/2012(6)	0
Williams Companies, Inc.
1,240	8.75%, 1/15/20(5)	1,276,308

		$74,144,059

Publishing — 1.4%

Dex Media West/Finance, Series B
$2,815	9.875%, 8/15/13(6)	$809,313
Harland Clarke Holdings
925	9.50%, 5/15/15	559,625
Laureate Education, Inc.
7,085	10.00%, 8/15/15(5)	5,349,175
2,571	10.25%, 8/15/15(2)(5)	1,613,075
Local Insight Regatta Holdings, Inc.
1,430	11.00%, 12/1/17	350,350
Nielsen Finance, LLC
7,610	10.00%, 8/1/14	7,191,450
870	12.50%, (0.00% until 2011), 8/1/16	482,850
Nielsen Finance, LLC, Sr. Notes
300	11.625%, 2/1/14(5)	298,500
3,405	11.50%, 5/1/16(5)	3,234,750
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes
7,275	9.00%, 2/15/17	445,594

		$20,334,682

Rail Industries — 0.6%

American Railcar Industry, Sr. Notes
$1,940	7.50%, 3/1/14	$1,522,900
Kansas City Southern Mexico, Sr. Notes
795	9.375%, 5/1/12	731,400
2,530	7.625%, 12/1/13	2,087,250
1,055	7.375%, 6/1/14	859,825
4,000	8.00%, 6/1/15	3,480,000

		$8,681,375

Retailers (Except Food and Drug) — 2.7%

Amscan Holdings, Inc., Sr. Sub. Notes
$5,580	8.75%, 5/1/14	$4,491,900
Neiman Marcus Group, Inc.
9,747	9.00%, 10/15/15	5,409,545
12,180	10.375%, 10/15/15	6,759,900
Penny (JC) Co., Inc.
1,875	8.00%, 3/1/10	1,885,785
Sally Holdings, LLC
115	9.25%, 11/15/14	115,575
Sally Holdings, LLC, Sr. Notes
10,695	10.50%, 11/15/16	10,374,150
Staples, Inc.
1,195	9.75%, 1/15/14	1,312,599
Toys “R” Us
4,335	7.625%, 8/1/11	2,947,800
Yankee Acquisition Corp., Series B
9,430	8.50%, 2/15/15	6,695,300

		$39,992,554

Steel — 0.3%

RathGibson, Inc., Sr. Notes
$4,905	11.25%, 2/15/14	$1,226,250
Steel Dynamics, Inc., Sr. Notes
3,805	7.375%, 11/1/12	3,414,988

		$4,641,238

Telecommunications — 4.4%

CC Holdings GS V LLC/Crown Castle
$4,260	7.75%, 5/1/17(5)	$4,323,900
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes
2,660	10.125%, 6/15/13	2,773,050
Crown Castle International Corp.
2,215	9.00%, 1/15/15	2,270,375
Digicel Group, Ltd., Sr. Notes
3,585	9.25%, 9/1/12(5)	3,387,825
14,436	9.125%, 1/15/15(5)	9,888,660

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Telecommunications (continued)

Intelsat Bermuda, Ltd.
$15,175	11.25%, 6/15/16	$15,592,313
Intelsat Subsidiary Holdings Co., Ltd.
680	8.875%, 1/15/15(5)	673,200
Nortel Networks, Ltd.
940	10.75%, 7/15/16(6)	253,800
2,840	10.75%, 7/15/16(5)(6)	766,800
Qwest Communications International, Inc.
5,120	7.50%, 2/15/14	4,774,400
Qwest Corp.
1,565	7.50%, 10/1/14	1,518,050
Qwest Corp., Sr. Notes
1,940	7.625%, 6/15/15	1,847,850
Qwest Corp., Sr. Notes, Variable Rate
1,000	4.57%, 6/15/13	910,000
Sprint Capital Corp.
585	6.875%, 11/15/28	397,800
Telesat Canada/Telesat LLC, Sr. Notes
3,870	11.00%, 11/1/15(5)	3,618,450
6,830	12.50%, 11/1/17(5)	5,703,050
Windstream Corp., Sr. Notes
2,085	8.125%, 8/1/13	2,085,000
2,600	8.625%, 8/1/16	2,600,000

		$63,384,523

Utilities — 2.5%

AES Corp.
$965	8.00%, 10/15/17	$887,800
AES Corp., Sr. Notes
1,818	8.75%, 5/15/13(5)	1,845,270
Edison Mission Energy, Sr. Notes
1,750	7.50%, 6/15/13	1,496,250
5,430	7.00%, 5/15/17	4,126,800
1,130	7.20%, 5/15/19	827,725
NGC Corp.
4,395	7.625%, 10/15/26	2,527,125
NRG Energy, Inc.
480	7.25%, 2/1/14	464,400
5,700	7.375%, 1/15/17	5,457,750
NRG Energy, Inc., Sr. Notes
1,325	7.375%, 2/1/16	1,278,625
Orion Power Holdings, Inc., Sr. Notes
11,360	12.00%, 5/1/10	11,928,000
Reliant Energy, Inc., Sr. Notes
350	7.625%, 6/15/14	317,625
Southwestern Energy Co.
4,755	7.50%, 2/1/18(5)	4,648,013

		$35,805,383

Total Corporate Bonds & Notes
(identified cost $805,506,259)		$639,790,754

Mortgage Pass-Throughs — 46.5%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp:
$42,967	5.00%, with various maturities to 2019	$44,843,632
10,866	5.50%, with various maturities to 2018	11,357,613
20,844	6.00%, with various maturities to 2026	21,934,018
39,753	6.50%, with various maturities to 2030	42,438,336
52,847	7.00%, with various maturities to 2031	56,464,773
566	7.13%, with maturity at 2023	623,072
30,992	7.50%, with various maturities to 2029	34,212,758
909	7.65%, with maturity at 2022	1,012,430
147	7.70%, with maturity at 2022	159,471
18,059	8.00%, with various maturities to 2030	20,256,912
490	8.25%, with maturity at 2020	540,863
1,507	8.30%, with maturity at 2020	1,703,584
13,320	8.50%, with various maturities to 2031	15,133,738
2	8.75%, with maturity at 2010	2,165
4,732	9.00%, with various maturities to 2031	5,406,382
4,032	9.50%, with various maturities to 2025	4,642,885
609	10.00%, with maturity at 2020	679,136
561	10.50%, with maturity at 2020	637,206
760	12.00%, with maturity at 2020	852,296
49	13.00%, with maturity at 2015	57,171

		$262,958,441

Federal National Mortgage Assn.:
$6,088	3.807%, with maturity at 2036(7)	$6,195,892
3,574	4.488%, with maturity at 2022(7)	3,633,068
28,579	4.50%, with various maturities to 2020	29,654,271
22,129	5.00%, with maturity at 2018	23,117,913
10,029	5.50%, with various maturities to 2028	10,440,312
15,664	6.00%, with various maturities to 2026	16,552,454
18,367	6.321%, with maturity at 2032(7)	18,906,166
36,768	6.50%, with various maturities to 2031	39,393,955
619	6.75%, with maturity at 2023	672,384
47,792	7.00%, with various maturities to 2031	51,328,459

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

$15,141	7.50%, with various maturities to 2031	$16,731,460
11,781	8.00%, with various maturities to 2031	13,220,697
69	8.25%, with maturity at 2018	76,782
2,723	8.379%, with maturity at 2027(8)	3,110,926
13,919	8.50%, with various maturities to 2030	15,865,770
1,251	8.591%, with maturity at 2028(8)	1,425,138
786	8.655%, with maturity at 2029(8)	903,258
1,066	8.751%, with maturity at 2027(8)	1,186,979
15,534	9.00%, with various maturities to 2027	17,885,089
303	9.125%, with maturity at 2024(8)	330,431
5,049	9.50%, with various maturities to 2030	5,818,403
769	9.566%, with maturity at 2018(8)	874,527
1,423	10.00%, with various maturities to 2020	1,604,041
1,229	10.122%, with maturity at 2025(8)	1,383,351
1,263	10.476%, with maturity at 2019(8)	1,403,340
1,243	10.50%, with maturity at 2021	1,411,655
491	11.50%, with maturity at 2016	548,261
26	12.50%, with maturity at 2011	28,417

		$283,703,399

Government National Mortgage Assn.:
$3,985	6.00%, with maturity at 2024	$4,232,474
22,148	6.50%, with maturity at 2024	23,961,780
8,863	7.00%, with various maturities to 2026	9,752,839
36,916	7.50%, with various maturities to 2032	41,275,380
23,888	8.00%, with various maturities to 2034	26,957,616
743	8.30%, with maturity at 2020	839,267
1,560	8.50%, with various maturities to 2022	1,773,580
7,510	9.00%, with various maturities to 2026	8,637,922
10,592	9.50%, with various maturities to 2026	12,305,190
654	10.00%, with maturity at 2019	739,349

		$130,475,397

Total Mortgage Pass-Throughs
(identified cost $651,520,998)		$677,137,237

Collateralized Mortgage Obligations — 10.9%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp:
$1,990	Series 24, Class J, 6.25%, 11/25/23	$2,080,309
2,375	Series 1497, Class K, 7.00%, 4/15/23	2,482,013
3,880	Series 1529, Class Z, 7.00%, 6/15/23	4,079,879
3,508	Series 1620, Class Z, 6.00%, 11/15/23	3,726,517
1,104	Series 1677, Class Z, 7.50%, 7/15/23	1,211,535
10,634	Series 1702, Class PZ, 6.50%, 3/15/24	11,443,549
138	Series 1720, Class PJ, 7.25%, 1/15/24	140,248
6,978	Series 2113, Class QG, 6.00%, 1/15/29	7,356,004
846	Series 2122, Class K, 6.00%, 2/15/29	880,466
573	Series 2130, Class K, 6.00%, 3/15/29	595,200
577	Series 2167, Class BZ, 7.00%, 6/15/29	613,150
4,328	Series 2182, Class ZB, 8.00%, 9/15/29	4,720,651
4,307	Series 2198, Class ZA, 8.50%, 11/15/29	4,719,153
13,682	Series 2245, Class A, 8.00%, 8/15/27	14,972,300

		$59,020,974

Federal National Mortgage Assn.:
$399	Series 1988-14, Class I, 9.20%, 6/25/18	$446,649
356	Series 1989-1, Class D, 10.30%, 1/25/19	400,433
667	Series 1989-34, Class Y, 9.85%, 7/25/19	766,944
508	Series 1990-17, Class G, 9.00%, 2/25/20	571,438
255	Series 1990-27, Class Z, 9.00%, 3/25/20	288,137
246	Series 1990-29, Class J, 9.00%, 3/25/20	279,343
1,037	Series 1990-43, Class Z, 9.50%, 4/25/20	1,185,063
390	Series 1991-98, Class J, 8.00%, 8/25/21	432,993
2,989	Series 1992-77, Class ZA, 8.00%, 5/25/22	3,331,375
194	Series 1992-103, Class Z, 7.50%, 6/25/22	212,416
339	Series 1992-113, Class Z, 7.50%, 7/25/22	370,684
733	Series 1992-185, Class ZB, 7.00%, 10/25/22	792,806
1,797	Series 1993-16, Class Z, 7.50%, 2/25/23	1,972,072
1,413	Series 1993-22, Class PM, 7.40%, 2/25/23	1,548,960
2,185	Series 1993-25, Class J, 7.50%, 3/25/23	2,394,331
4,121	Series 1993-30, Class PZ, 7.50%, 3/25/23	4,484,913
4,923	Series 1993-42, Class ZQ, 6.75%, 4/25/23	5,309,322
797	Series 1993-56, Class PZ, 7.00%, 5/25/23	861,147
909	Series 1993-156, Class ZB, 7.00%, 9/25/23	991,039
6,691	Series 1994-45, Class Z, 6.50%, 2/25/24	7,160,035
3,542	Series 1994-89, Class ZQ, 8.00%, 7/25/24	3,965,490
3,414	Series 1996-57, Class Z, 7.00%, 12/25/26	3,709,711
1,868	Series 1997-77, Class Z, 7.00%, 11/18/27	2,034,855
1,442	Series 1998-44, Class ZA, 6.50%, 7/20/28	1,534,523
720	Series 1999-45, Class ZG, 6.50%, 9/25/29	761,762
5,885	Series 2000-22, Class PN, 6.00%, 7/25/30	6,196,712
956	Series 2001-37, Class GA, 8.00%, 7/25/16	1,023,838
1,266	Series 2002-1, Class G, 7.00%, 7/25/23	1,370,381
598	Series G92-44, Class Z, 8.00%, 7/25/22	653,791
1,402	Series G92-46, Class Z, 7.00%, 8/25/22	1,520,940
2,438	Series G92-60, Class Z, 7.00%, 10/25/22	2,627,628
25,018	Series G93-35, Class ZQ, 6.50%, 11/25/23	26,785,152
5,349	Series G93-40, Class H, 6.40%, 12/25/23	5,690,037
973	Series G92-44, Class ZQ, 8.00%, 7/25/22	1,063,823

		$92,738,743

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Government National Mortgage Assn:
$5,996	Series 2002-45, Class PG, 6.00%, 3/17/32	$6,312,643
643	Series 2005-72, Class E, 12.00%, 11/16/15	756,426

		$7,069,069

Total Collateralized Mortgage Obligations
(identified cost $153,810,812)		$158,828,786

Commercial Mortgage Backed Securities — 0.7%

Principal
Amount
(000’s omitted)	Security	Value

CS First Boston Mortgage Securities Corp.:
$9,927	CSFB 2001-CK1 A3, 6.38%, 12/18/35	$10,006,660

		$10,006,660

Total Commercial Mortgage Backed Securities
(identified cost $9,957,781)		$10,006,660

Asset Backed Securities — 0.0%

Principal
Amount
(000’s omitted)	Security	Value

$547	Alzette European CLO SA, Series 2004-1A, Class E2, 7.82%, 12/15/20(9)	$43,745
686	Avalon Capital Ltd. 3, Series 1A, Class D, 3.199%, 2/24/19(5)(9)	41,161
907	Babson Ltd., Series 2005-1A, Class C1, 3.044%, 4/15/19(5)(9)	54,428
1,000	Bryant Park CDO Ltd., Series 2005-1A, Class C, 3.144%, 1/15/19(5)(9)	30,000
1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 3.678%, 8/11/16(5)(9)	80,000
926	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 6.784%, 3/8/17(5)(9)	55,555
500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.863%, 7/17/19(5)	20,000
1,500	Dryden Leveraged Loan, Series 2004-6A, Class C1, 3.724%, 7/30/16(5)(9)	75,000

Total Asset Backed Securities
(identified cost $7,055,450)		$399,889

Common Stocks — 0.4%

Shares	Security	Value

Chemicals and Plastics — 0.0%

243	Wellman Holdings, Inc.(4)(12)	$62,627

		$62,627

Containers and Glass Products — 0.4%

142,857	Anchor Glass Container Corp.(4)	$5,765,709

		$5,765,709

Ecological Services and Equipment — 0.0%

2,484	Environmental Systems Products Holdings, Inc.(4)(11)(12)	$0

		$0

Total Common Stocks
(identified cost $5,712,614)		$5,828,336

Convertible Bonds — 0.3%

Principal
Amount	Security	Value

Healthcare — 0.2%

$3,200,000	LifePoint Hospitals, Inc.	$2,580,000

		$2,580,000

Oil and Gas — 0.1%

$2,100,000	Petroplus Finance, Ltd.	$1,696,680

		$1,696,680

Total Convertible Bonds
(identified cost $3,951,001)		$4,276,680

Convertible Preferred Stocks — 0.1%

Shares	Security	Value

Cable and Satellite Television — 0.0%

2,500,000	Adelphia, Inc., 13.00%	$46,875

		$46,875

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Oil and Gas — 0.0%

9,691	Chesapeake Energy Corp., 4.50%	$602,393

		$602,393

Telecommunications — 0.1%

4,958	Crown Castle International Corp., 6.25%(2)	$225,589

		$225,589

Total Convertible Preferred Stocks
(identified cost $1,176,061)		$874,857

Preferred Stocks — 0.0%

Shares/Units	Security	Value

Ecological Services and Equipment — 0.0%

1,138	Environmental Systems Products Holdings, Inc., Series A(4)(11)(12)	$50,083

		$50,083

Lodging and Casinos — 0.00%

5,893	Fontainebleau Resorts LLC(2)(4)(11)	$557,462

		$557,462

Total Preferred Stocks
(identified cost $5,912,745)		$607,545

Miscellaneous — 0.0%

Shares	Security	Value

Cable and Satellite Television — 0.0%

2,496,146	Adelphia Recovery Trust(12)	$31,202

Total Miscellaneous
(identified cost $2,237,499)		$31,202

Short-Term Investments — 0.8%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(13)	$11,577	$11,577,129

Total Short-Term Investments
(identified cost $11,577,129)		$11,577,129

Total Investments — 158.6%
(identified cost $2,729,543,411)		$2,311,073,210

Less Unfunded Loan Commitments — (0.2)%		$(2,390,960)

Net Investments — 158.4%
(identified cost $2,727,152,451)		$2,308,682,250

Other Assets, Less Liabilities — (40.1)%		$(585,085,270)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (18.3)%		$(266,633,552)

Net Assets Applicable to Common Shares — 100.0%		$1,456,963,428

Industry and sector classifications included in the Portfolio of Investments are unaudited.

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(2)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $150,069,181 or 10.3% of the Fund’s net assets applicable to common shares.

(6)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(7)	Adjustable rate mortgage.

(8)	Weighted average fixed-rate coupon that changes/updates monthly.

(9)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(10)	The Senior Loan will settle after April 30, 2009, at which time the interest rate will be determined.

(11)	Restricted security. See Note 8.

(12)	Non-income producing security.

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $2,715,575,322)	$2,297,105,121
Affiliated investment, at value (identified cost, $11,577,129)	11,577,129
Cash	3,696,056
Foreign currency, at value (identified cost, $67,821)	49,454
Interest and dividends receivable	30,127,914
Interest receivable from affiliated investment	1,407
Receivable for investments sold	13,332,692
Receivable for closed swap contracts	2,942
Prepaid expenses	10,603,366

Total assets	$2,366,496,081

Liabilities

Notes payable	$619,200,000
Payable for investments purchased	20,023,467
Payable for open forward foreign currency contracts	983,992
Payable to affiliates:
Investment adviser fee	967,344
Trustees’ fees	4,504
Accrued expenses	1,719,794

Total liabilities	$642,899,101

Auction preferred shares (10,665 shares outstanding) at liquidation value plus cumulative unpaid dividends	$266,633,552

Net assets applicable to common shares	$1,456,963,428

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 112,462,747 shares issued and outstanding	$1,124,627
Additional paid-in capital	2,179,585,206
Accumulated net realized loss	(303,284,094)
Accumulated distributions in excess of net investment income	(737,443)
Net unrealized depreciation	(419,724,868)

Net assets applicable to common shares	$1,456,963,428

Net Asset Value Per Common Share

($1,456,963,428 ÷ 112,462,747 common shares issued and outstanding)	$12.96

Statement of Operations

For the Year Ended
April 30, 2009

Investment Income

Interest	$180,131,882
Dividends	4,777,493
Securities lending income, net	3,783,212
Interest income allocated from affiliated investment	410,761
Expenses allocated from affiliated investment	(93,698)

Total investment income	$189,009,650

Expenses

Investment adviser fee	$18,253,579
Trustees’ fees and expenses	56,822
Printing and postage	655,030
Custodian fee	643,527
Preferred shares service fee	637,155
Legal and accounting services	616,212
Interest expense and fees	20,947,763
Transfer and dividend disbursing agent fees	28,260
Miscellaneous	153,129

Total expenses	$41,991,477

Deduct —
Reduction of investment adviser fee	$4,520,019
Reduction of custodian fee	16,352

Total expense reductions	$4,536,371

Net expenses	$37,455,106

Net investment income	$151,554,544

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(99,175,000)
Swap contracts	15,209
Foreign currency and forward foreign currency exchange contract transactions	23,431,001

Net realized loss	$(75,728,790)

Change in unrealized appreciation (depreciation) —
Investments	$(292,510,364)
Swap contracts	(24,388)
Foreign currency and forward foreign currency exchange contracts	(2,150,460)

Net change in unrealized appreciation (depreciation)	$(294,685,212)

Net realized and unrealized loss	$(370,414,002)

Distributions to preferred shareholders

From net investment income	(6,516,518)

Net decrease in net assets from operations	$(225,375,976)

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	April 30, 2009	April 30, 2008

From operations —
Net investment income	$151,554,544	$191,202,551
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(75,728,790)	(36,672,330)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(294,685,212)	(167,531,886)
Distributions to preferred shareholders —
From net investment income	(6,516,518)	(40,469,661)

Net decrease in net assets from operations	$(225,375,976)	$(53,471,326)

Distributions to common shareholders —
From net investment income	$(151,416,269)	$(170,145,738)
Tax return of capital	(2,635,199)	—

Total distributions to common shareholders	$(154,051,468)	$(170,145,738)

Capital share transactions —
Reinvestment of distributions to common shareholders	$—	$3,165,285

Total increase in net assets from capital share transactions	$—	$3,165,285

Net decrease in net assets	$(379,427,444)	$(220,451,779)

Net Assets Applicable to Common Shares

At beginning of year	$1,836,390,872	$2,056,842,651

At end of year	$1,456,963,428	$1,836,390,872

Accumulated distributions in excess of net investment income included in net assets applicable to common shares

At end of year	$(737,443)	$(2,005,491)

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	April 30, 2009

Net decrease in net assets from operations	$(225,375,976)
Distributions to preferred shareholders	6,516,518

Net decrease in net assets from operations excluding distributions to preferred shareholders	(218,859,458)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(655,338,222)
Investments sold and principal repayments	644,031,046
Decrease in short-term investments, net	102,183,010
Net amortization/accretion of premium (discount)	4,001,827
Amortization of structuring and renewal fees on notes payable	1,887,564
Decrease in interest and dividends receivable	3,667,767
Decrease in interest receivable from affiliated investment	193,767
Increase in receivable for investments sold	(9,598,995)
Decrease in receivable for open forward foreign currency exchange contracts	766,758
Decrease in receivable for open swap contracts	24,388
Increase in receivable for closed swap contracts	(2,942)
Decrease in prepaid expenses	19,748
Decrease in collateral for securities loaned	(174,234,772)
Decrease in payable for investments purchased	(9,776,209)
Increase in payable for open forward foreign currency contracts	981,812
Decrease in payable to affiliate for investment adviser fee	(250,584)
Increase in payable to affiliate for Trustees’ fees	2,004
Increase in accrued expenses	1,189,158
Decrease in unfunded loan commitments	(3,378,061)
Net change in unrealized (appreciation) depreciation on investments	292,510,364
Net realized (gain) loss on investments	99,175,000

Net cash provided by operating activities	$79,194,970

Cash Flows From Financing Activities

Cash distributions paid to common shareholders, net of reinvestments	$(154,051,468)
Liquidation of auction preferred shares	(533,375,000)
Distributions to preferred shareholders	(6,763,094)
Proceeds from notes payable	872,700,000
Repayments of notes payable	(253,500,000)
Payment of renewal fee on notes payable	(5,367,188)

Net cash used in financing activities	$(80,356,750)

Net decrease in cash	$(1,161,780)

Cash at beginning of year(1)	$4,907,290

Cash at end of year(1)	$3,745,510

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$18,014,626

(1) Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$16.330	$18.320	$18.210	$18.430	$19.070

Income (Loss) From Operations

Net investment income(1)(2)	$1.348	$1.700	$1.701	$1.512	$1.373
Net realized and unrealized gain (loss)(2)	(3.290)	(1.817)	0.281	0.048	(0.254)
Distributions to preferred shareholders
From net investment income(1)	(0.058)	(0.360)	(0.359)	(0.267)	(0.153)

Total income (loss) from operations	$(2.000)	$(0.477)	$1.623	$1.293	$0.966

Less Distributions to Common Shareholders

From net investment income	$(1.347)	$(1.513)	$(1.513)	$(1.513)	$(1.606)
Tax return of capital	(0.023)	—	—	—	—

Total distributions to common shareholders	$(1.370)	$(1.513)	$(1.513)	$(1.513)	$(1.606)

Net asset value — End of year (Common shares)	$12.960	$16.330	$18.320	$18.210	$18.430

Market value — End of year (Common shares)	$11.580	$15.300	$18.700	$17.090	$17.690

Total Investment Return on Net Asset Value(3)	(10.71)%	(1.99)%	9.42%	7.72%	5.29%

Total Investment Return on Market Value(3)	(14.85)%	(10.04)%	19.01%	5.32%	8.22%

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$1,456,963	$1,836,391	$2,056,843	$2,035,747	$2,060,484
Ratios (As a percentage of average daily net assets applicable to common shares):(4)
Expenses before custodian fee reduction excluding interest and fees(5)	1.09%	1.07%	1.02%	1.00%	1.01%
Interest and fee expense(10)	1.37%	—	—	—	—
Total expenses	2.46%	1.07%	1.02%	1.00%	1.01%
Net investment income	9.91%	9.89%	9.39%	8.27%	7.29%
Portfolio Turnover	27%	39%	49%	53%	60%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (As a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(4)
Expenses before custodian fee reduction excluding interest and fees(5)	0.71%	0.76%	0.73%	0.72%	0.71%
Interest and fee expense(10)	0.90%	—	—	—	—
Total expenses	1.61%	0.76%	0.73%	0.72%	0.71%
Net investment income	6.48%	7.00%	6.73%	5.94%	5.16%

Senior Securities:
Total notes payable outstanding (in 000’s)	$619,200	—	—	—	—
Asset coverage per $1,000 of notes payable(6)	$3,784	—	—	—	—
Total preferred shares outstanding	10,665	32,000	32,000	32,000	32,000
Asset coverage per preferred share	$66,119 (7)	$82,395 (8)	$89,289 (8)	$88,630 (8)	$89,395 (8)
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	For Federal income tax purposes, net investment income per share was $1.395, $1.787, $1.899, $1.807 and $1.699, respectively, and net realized and unrealized loss per share was $3.337, $1.904, $0.080, $0.247 and $0.580 for the years ended April 30, 2009, 2008, 2007, 2006 and 2005, respectively. Computed using average common shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 264% at April 30, 2009.

(8)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

(10)	Interest and fee expense relates to the notes payable incurred to partially redeem the Fund’s APS (see Note 10).

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $249,771,902 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2012 ($26,481,368), April 30, 2013 ($40,885,552), April 30, 2014 ($28,843,098), April 30, 2015 ($18,093,992), April 30, 2016 ($7,967,857), and April 30, 2017 ($127,500,035).

Additionally, at April 30, 2009, the Fund had net capital losses of $29,217,388 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending April 30, 2010.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Fund may enter into credit default swap contacts to manage its credit risk, to gain exposure to a credit in which the Fund may otherwise invest, or to enhance return. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A, Series B, Series C and Series D APS,

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

and approximately monthly for Series E by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

During the year ended April 30, 2009, the Fund made a partial redemption of its APS at a liquidation price of $25,000 per share, the financing for which was provided by a committed financing arrangement (see Note 10). The number of APS redeemed and redemption amount (excluding the final dividend payment) during the year ended April 30, 2009 and the number of APS issued and outstanding as of April 30, 2009 are as follows:

	APS Redeemed		APS
	During the	Redemption	Issued and
	Period	Amount	Outstanding

Series A	4,267	$106,675,000	2,133
Series B	4,267	106,675,000	2,133
Series C	4,267	106,675,000	2,133
Series D	4,267	106,675,000	2,133
Series E	4,267	106,675,000	2,133

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.15% (0.25% prior to March 2009) of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at April 30, 2009, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	April 30, 2009	Shareholders	Rates	Ranges

Series A	0.53%	$1,335,213	2.50%	0.37%–6.04%
Series B	0.45%	1,322,018	2.48%	0.38%–5.09%
Series C	0.47%	1,275,493	2.39%	0.41%–5.31%
Series D	0.47%	1,290,335	2.42%	0.38%–5.46%
Series E	0.45%	1,293,459	2.43%	0.38%–6.04%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of April 30, 2009.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended April 30, 2009 and April 30, 2008 was as follows:

	Year Ended April 30,
	2009	2008

Distributions declared from:
Ordinary income	$157,932,787	$210,615,399
Tax return of capital	2,635,199	—

During the year ended April 30, 2009, accumulated net realized loss was increased by $51,293,308, accumulated distributions in excess of net investment income was

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

decreased by $7,646,291, and paid-in capital was increased by $43,647,017 due to differences between book and tax accounting, primarily for mixed straddles, swap contracts, paydown gain (loss), premium amortization, foreign currency gain (loss) and defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of April 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(278,989,290)
Net unrealized depreciation	$(444,757,115)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, investments in partnerships, wash sales, defaulted bonds and swap contracts.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the year ended April 30, 2009, the Fund’s adviser fee totaled $18,346,219 of which $92,640 was allocated from Cash Management and $18,253,579 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average weekly gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average weekly gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $3,779,140 of its adviser fee for the year ended April 30, 2009.

EVM has further agreed to waive its adviser fee to the extent that the cost of the committed financing to partially redeem the APS is greater than the dividends and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as “incremental cost”. Such waiver is calculated as the lesser of 50% of the Fund’s adviser fee on assets attributable to the committed financing or the incremental cost and will remain in effect until October 31, 2009. Pursuant to this agreement, EVM waived $740,879 of its adviser fee for the year ended April 30, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$489,836,027
U.S. Government and Agency Securities	165,502,195

$655,338,222

Sales

Investments (non-U.S. Government)	$481,445,911
U.S. Government and Agency Securities	162,585,135

$644,031,046

6   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended April 30, 2009. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended April 30, 2008 were 174,249.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,752,184,698

Gross unrealized appreciation	$15,931,016
Gross unrealized depreciation	(459,433,464)

Net unrealized depreciation	$(443,502,448)

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Restricted Securities

At April 30, 2009, the Fund owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of	Shares/
Description	Acquisition	Units	Cost	Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0(1)	$0(1)

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	1,138	$19,915	$50,083
Fontainebleau Resorts LLC	6/1/07	5,893	5,892,830	557,462

Total Restricted Securities			$5,912,745	$607,545

(1)	Less than $0.50.

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

5/29/09	British Pound Sterling 14,566,701	United States Dollar 21,383,480	$(165,206)
5/29/09	Euro 42,641,766	United States Dollar 55,595,908	(818,786)

			$(983,992)

At April 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

10   Revolving Credit and Security Agreement

Effective April 11, 2008, the Fund entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to an initial limit of $715,625,000 for a period of five years, the proceeds of which were primarily used to partially redeem the Fund’s APS (see Note 2). The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Fund should the conduits be unable to place their commercial paper. The Agreement was renewed effective March 31, 2009. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund pays a monthly program fee of 0.75% per annum (0.60% per annum prior to March 31, 2009) on its outstanding borrowings to administer the facility and a monthly liquidity fee of 0.75% per annum (0.40% per annum prior to March 31, 2009) on the borrowing limit under the Agreement. The Fund also paid an initial structuring fee of $7,156,250 which is being amortized to interest expense over a period of five years, and a renewal fee of $5,367,188, which is being amortized to interest expense over a period of one year through March 2010. The unamortized balances at April 30, 2009 are approximately $10,558,000 and are included in prepaid expenses on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2009, the Fund had borrowings outstanding under the Agreement of $619,200,000 at an interest rate of 0.78%. For the year ended April 30, 2009, the average borrowings under the Agreement and the average interest rate were $536,386,986 and 2.35%, respectively.

11   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective May 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$12,405,111	$—
Level 2	Other Significant Observable Inputs	2,288,432,168	(983,992)
Level 3	Significant Unobservable Inputs	7,844,971	—

Total		$2,308,682,250	$(983,992)

*	Other financial instruments are forward foreign currency exchange contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of April 30, 2008	$11,687,566
Realized gains (losses)	(189)
Change in net unrealized appreciation (depreciation)*	(5,654,550)
Net purchases (sales)	900,312
Accrued discount (premium)	2,104
Net transfers to (from) Level 3	909,728

Balance as of April 30, 2009	$7,844,971

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009 *	$(5,654,550)

*	Amount is included in the related amount on investments in the Statement of Operations.

13   Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $2,540,597 for the year ended April 30, 2009. At April 30, 2009, the Fund did not have any securities on loan. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

14   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after

Eaton Vance Limited Duration Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

15   Subsequent Event

In June 2009, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) whereby the Fund would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Credit Opportunities Fund in exchange for an equal aggregate value of common shares of the Fund. Pursuant to the Agreement, the holders of auction preferred shares of Eaton Vance Credit Opportunities Fund would receive cash equal to the liquidation preference of their auction preferred shares in the reorganization. The proposed reorganization is subject to approval by the shareholders of Eaton Vance Credit Opportunities Fund.

Eaton Vance Limited Duration Income Fund as of April 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Limited Duration Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of April 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of April 30, 2009, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Limited Duration Income Fund as of April 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 18, 2009

Eaton Vance Limited Duration Income Fund

NOTICE TO SHAREHOLDERS

Since May 1, 2008, the following changes were made to the Fund’s investment policies:

•	In June 2008, the Fund was authorized to invest up to 10% of its gross assets in credit default swap agreements (“CDS”) on below investment grade corporate securities, senior floating-rate bank loans and/or indices related to such investments to gain exposure to such underlying credits or indices. In addition, the Fund may invest in CDS for risk management purposes, including diversification;

•	In October 2008, the Fund received authorization to invest in forward commitments to purchase mortgage-backed securities for the purpose of leverage;

•	In December 2008, the Board approved a revision to the Fund’s investment policies to provide that it will invest principally in two investment categories: (i) MBS and (ii) investments rated below investment grade, which include (but are not limited to) senior loans and high yield bonds. There is no limit on the percentage of the Fund’s assets that may be invested in either of these two investment categories, provided that under normal market conditions at least 25% of the Fund’s total assets are invested in each such category. In conjunction with the foregoing change to the Fund’s asset allocation policy, the Fund’s duration range was changed to between two and five years (including the effect of anticipated leverage); and

•	In February 2009, the Fund was authorized to invest in commercial mortgage-backed securities (“CMBS”). The Fund is permitted to invest in CMBS among other permitted investments in addition to MBS and investments rated below investment grade (as described above). The risks associated with CMBS include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Eaton Vance Limited Duration Income Fund as of April 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $4,777,493, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 3.03% qualifies for the corporate dividends received deduction.

Eaton Vance Limited Duration Income Fund as of April 30, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 27, 2009. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni (APS) as Class III Trustees of the Fund for a three-year term expiring in 2012.

	Number of Shares
Nominee for Trustee
Elected by All Shareholders	For	Withheld

Ronald A. Pearlman	95,990,682	5,624,902
Helen Frame Peters	98,759,595	2,855,988
Ralph F. Verni (APS)	6,874	274

Eaton Vance Limited Duration Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Limited Duration Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2009, our records indicate that there are 309 registered shareholders and approximately 91,875 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbol

The NYSE Amex symbol is EVV.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

• An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
• Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Limited Duration Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior secured floating-rate loans, mortgage-backed securities and high-yield bonds. Specifically, the Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVC and BMR. EVD is the Fund’s principal underwriter and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2011. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 175 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	175	Director of EVC

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2010. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	175	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2012. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center.	175	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	175	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 3 years. Since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2010. 3 years. Since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	175	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class III Trustee	Chairman of the Board since 2007. Trustee until 2012. 3 years. Trustee since 2005.	Consultant and private investor.	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 8/13/56	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Catherine C. McDermott 5/13/64	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee

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Investment Adviser and Administrator of
Eaton Vance Limited Duration Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Limited Duration Income Fund
Two International Place
Boston, MA 02110

1856-6/09	CE-LDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended April 30, 2008 and April 30, 2009 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	4/30/2008	4/30/2009

Audit Fees	$86,450	$84,975

Audit-Related Fees(1)	$5,150	$23,330

Tax Fees(2)	$14,130	$18,480

All Other Fees(3)	$1,510	$0

Total	$107,240	$126,785

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended April 30, 2008 and the fiscal year ended April 30, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	4/30/2008	4/30/2009

Registrant	$19,280	$41,810

Eaton Vance(1)	$319,338	$391,481
(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Christine M. Johnston, Catherine C. McDermott, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Mmes. Johnston, McDermott and Schiff, and Messrs. Page, Swaffield, Venezia and Weilheimer are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Ms. Johnston has been a portfolio manager since 2005 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. McDermott has been a portfolio manager since 2008 and is a Vice President of EVM and BMR. Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Bank Loan Investment Group. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR as well as Chief Income Investment Officer. Mr. Venezia has been an Eaton Vance portfolio manager since 1984 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Global Bond Department. Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Fixed Income High Yield Group. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Christine M. Johnston
Registered Investment Companies	3	$3,106.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	2	$2,830.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Scott H. Page
Registered Investment Companies	10 (1)	$9,186.0	0	$0
Other Pooled Investment Vehicles	4	$2,588.5	4	$2,588.5
Other Accounts	5	$4,030.9	0	$0

Susan Schiff(2)
Registered Investment Companies	6	$4,126.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Payson F. Swaffield
Registered Investment Companies	3	$2,902.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mark S. Venezia(2)
Registered Investment Companies	10	$4,773.5	0	$0
Other Pooled Investment Vehicles	1	$178.0	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies	6	$4,780.5	0	$0
Other Pooled Investment Vehicles	4	$614.4	2	$73.4
Other Accounts	15	$469.9	0	$0

*	In millions of dollars.

(1)	Numbers provided include an investment company structured as a fund-of-funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.

(2)	Certain of the funds that Mr. Venezia and Ms. Schiff serve as portfolio manager may invest in underlying portfolios that they also serve as portfolio manager.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Christine M. Johnston	$10,001-$50,000
Catherine C. McDermott	None
Scott H. Page	$100,001-$500,000
Susan Schiff	None
Payson F. Swaffield	$50,001-$100,000
Mark S. Venezia	$100,001-$500,000
Michael W. Weilheimer	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date:	June 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	June 16, 2009

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date:	June 16, 2009